THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                            New York, New York 10166

Dear Shareholder:

             As a shareholder of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), you are entitled to vote on the proposal described below and in the enclosed materials (the "Proposal").

             The Board of Trustees of the Dreyfus Trust (The "Dreyfus Trust Trustees") has Determined That It Would be in the Best Interest of the Acquired Fund and Its Shareholders If the Acquired Fund Were to Exchange Its Assets (Subject to Liabilities) for Shares of a Larger Fund Advised by Mpam Advisers, a Division of The Dreyfus Corporation, that has (1) a similar expense ratio, (2) a similar performance record, (3) a similar shareholder base, (4) a similar investment objective and management policies, and (5) the same primary portfolio manager. It is proposed that this exchange take place with MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust. Based on the similarities of the funds, the Dreyfus Trust Trustees believe that the exchange would result in a single fund with a larger combined asset base, producing greater efficiencies of portfolio management and eliminating the duplication of resources and costs.

             Under the terms of the Proposal, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The Exchange will not result directly in the imposition of Federal income tax on you. Shareholders who do not wish to participate in the Exchange may redeem their shares prior to the Exchange without the imposition of a sales charge.

             Further information about the Proposal is contained in the enclosed materials, which you should review carefully.

             Please take the time to consider  the enclosed  materials  and then
vote  by   completing,   dating  and  signing  the   enclosed   proxy  card.   A
self-addressed, postage-paid envelope has been enclosed for your convenience.

             THE DREYFUS TRUST TRUSTEES RECOMMEND THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE IN FAVOR OF THE PROPOSAL.

             If you have any questions after considering the enclosed materials, please call 1-800-554-4611.

                                    Sincerely,

                                    /s/ Stephen E. Canter
                                    Stephen E. Canter,
                                    President

June 17, 2002

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
                           __________________________


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           ___________________________



To the Shareholders:

             A Special Meeting of Shareholders of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), will be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, on Thursday, August 22, 2002, at 10:30 a.m. for the following purposes:

               1. To consider an Agreement and Plan of  Reorganization
             between the Dreyfus Trust, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund in exchange for shares in the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Fund's stated liabilities. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Thereafter, the Acquired Fund would be terminated as a series of the Dreyfus Trust; and

               2. To transact  such other  business  that may properly
             come   before   the   meeting  or  any   adjournment   or
             adjournments thereof.

             Shareholders of record at the close of business on May 30, 2002 will be entitled to receive notice of and to vote at the meeting.

                                    By Order of the Board of Trustees


                                    /s/ Steven F. Newman
                                    Steven F. Newman,
                                    Secretary

New York, New York
June 17, 2002

===============================================================================
                       WE NEED YOUR PROXY VOTE IMMEDIATELY
                                               -----------

      A SHAREHOLDER MAY THINK HIS OR HER VOTE IS NOT IMPORTANT, BUT IT IS VITAL. BY LAW, THE MEETING OF SHAREHOLDERS OF THE ACQUIRED FUND WILL HAVE TO BE ADJOURNED WITHOUT CONDUCTING ANY BUSINESS IF LESS THAN A QUORUM OF ITS SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, THE ACQUIRED FUND WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE ACQUIRED FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER SHAREHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

===============================================================================

                   THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS
                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

                                 200 Park Avenue
                            New York, New York 10166
                                ( 800 ) 554-4611

                                  June 17, 2002


                          ACQUISITION OF THE ASSETS OF

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND


       IN EXCHANGE FOR SHARES OF, AND ASSUMPTION OF STATED LIABILITIES BY,

                 MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND



                           PROSPECTUS/PROXY STATEMENT
                           --------------------------

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 22, 2002

      This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust") on behalf of its series, Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), to be used at the Special

--------------------------------------------------------------------------------

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE CERTAIN INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------

AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

Meeting of Shareholders of the Acquired Fund (the "Meeting") to be held on Thursday, August 22, 2002, at 10:30 a.m., at the offices of The Dreyfus Corporation ("Dreyfus"), 200 Park Avenue, 7th Floor, New York, New York 10166, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Shareholders of record at the close of business on May 30, 2002 are entitled to receive notice of and to vote at the Meeting.

             Under the terms of the proposal to be considered at the Meeting, MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"), would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund (collectively referred to as the "Exchange"). Each Acquired Fund shareholder would receive Acquiring Fund shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated. The submission of the Exchange to Acquired Fund shareholders for their approval at the Meeting is referred to as the "Proposal." The Acquired Fund's Class A, Class B, Class C and Class R shares are referred to collectively as the "Acquired Fund Shares." The Acquired Fund and Acquiring Fund are referred to collectively as the "Funds."

             A Statement of Additional Information ("SAI") dated June 17, 2002, relating to this Prospectus/Proxy Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by this reference in its entirety. The Commission maintains a Web site (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Proxy Statement by reference and other information regarding the Acquiring Fund and the Acquired Fund. A copy of the SAI is available without charge by calling 1-800-554-4611 or writing to the Acquiring Fund at its principal executive offices located at 200 Park Avenue, New York, New York 10166.

             This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely information about the Acquiring Fund that Acquired Fund shareholders should know before voting on the Proposal or investing in the Acquiring Fund.

             Each Fund is a series of an open-end management investment company advised by Dreyfus and, in the case of the Acquiring Fund, through MPAM
Advisers, a division of Dreyfus. The Funds have similar expense ratios, performance records, shareholder bases and investment objectives and management policies, and the same primary portfolio manager. The Acquired Fund is a separate series of the Dreyfus Trust and the Acquiring Fund is a separate series of the MPAM Trust. The substantive differences between the Funds are set forth herein.

             The Acquiring Fund's prospectus relating to the Investor shares and MPAM shares, and its prospectus relating to the Dreyfus Premier shares, both dated May 22, 2002 (collectively, the "Acquiring Fund's Prospectuses"), the Acquiring Fund's Annual Report for the fiscal year ended August 31, 2001 and the Acquiring Fund's Semi-Annual Report for the six-month period ended February 28, 2002, all accompany this Prospectus/Proxy Statement. The Acquiring Fund's Prospectuses and the financial statements contained in the Annual Report and Semi-Annual Report are incorporated by reference. FOR A FREE COPY OF THE

ACQUIRED FUND'S PROSPECTUS DATED NOVEMBER 1, 2001 (THE "ACQUIRED FUND'S PROSPECTUS"), THE ACQUIRED FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED JUNE 30, 2001, AND THE ACQUIRED FUND'S SEMI-ANNUAL REPORT FOR THE SIX-MONTH PERIOD ENDED DECEMBER 31, 2001, WRITE TO THE ACQUIRED FUND AT ITS PRINCIPAL EXECUTIVE OFFICES LOCATED AT 200 PARK AVENUE, NEW YORK, NEW YORK 10166, OR CALL 1-800-554-4611.

             Shareholders are entitled to one vote for each Acquired Fund Share, each without par value, and fractional votes for each fractional Acquired Fund Share, they hold. Acquired Fund Shares represented by executed and unrevoked proxies will be voted in accordance with the specifications made thereon, and if no voting instructions are given, shares will be voted "FOR" the Proposal. If the enclosed form of proxy is executed and returned, it nevertheless may be revoked by giving another proxy or by letter or telegram directed to the Acquired Fund, which must indicate the shareholder's name and account number. To be effective, such revocation must be received before the Meeting. Also, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given.

             As of June 13, 2002, the following numbers of Acquired Fund Shares were issued and outstanding:

--------------------------------------------------------------------------------
Class A Shares       Class B Shares      Class C Shares      Class R Shares
--------------------------------------------------------------------------------
3,245,896              815,953              619,647             4,878,655
--------------------------------------------------------------------------------

             Proxy materials will be mailed to shareholders of record on or about June 24, 2002.

                                TABLE OF CONTENTS

SUMMARY......................................................................4

REASONS FOR THE EXCHANGE....................................................15

INFORMATION ABOUT THE EXCHANGE..............................................16

ADDITIONAL INFORMATION ABOUT THE FUNDS......................................18

VOTING INFORMATION..........................................................18

FINANCIAL STATEMENTS AND EXPERTS............................................23

OTHER MATTERS...............................................................23

NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
      AND THEIR NOMINEES....................................................23


EXHIBIT A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION...................A-1

APPROVAL OF AN AGREEMENT AND PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE ASSETS OF THE ACQUIRED FUND TO THE ACQUIRING FUND


                                     SUMMARY

             This  Summary  is  qualified  by  reference  to the  more  complete information contained elsewhere in this Prospectus/Proxy Statement, the Acquiring Fund's Prospectuses, the Acquired Fund's Prospectus and the Agreement and Plan of Reorganization, the form of which is attached to this Prospectus/Proxy Statement as Exhibit A (the "Plan").

             PROPOSED TRANSACTION. The Board of Trustees of the Dreyfus Trust (the "Dreyfus Trust Trustees"), including the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), has unanimously approved the Plan. Under the terms of the Plan, the Acquiring Fund would acquire all of the assets and assume stated liabilities of the Acquired Fund. Holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each such Acquiring Fund Investor share, Dreyfus Premier share and MPAM share being herein collectively referred to as the "Acquiring Fund Shares." Each Acquired Fund shareholder would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. The Acquired Fund would then be terminated as a series of the Dreyfus Trust. Approval of the Proposal will require an affirmative vote of at least a "majority of the outstanding voting securities" of the Acquired Fund and of each class thereof, as described below under "Required Vote and Board's Recommendation."

             As a result of the Exchange, each Acquired Fund shareholder would cease to be a shareholder of the Acquired Fund and would become a shareholder of the corresponding class of the Acquiring Fund (as described above) as of the close of business on the date of the Exchange.

             The Dreyfus Trust Trustees have concluded unanimously that the Exchange would be in the best interests of the Acquired Fund and its shareholders and that the interests of existing shareholders of the Acquired Fund would not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Exchange."

             TAX CONSEQUENCES. As a condition to the closing of the Exchange, the Funds will receive an opinion of counsel substantially to the effect that, for Federal income tax purposes, (a) the Acquired Fund's shareholders will recognize no gain or loss as a direct result of the Exchange, (b) an Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives will be the same as the shareholder's aggregate tax basis in its Acquired Fund shares, and an Acquired Fund shareholder's holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date (as defined below)) and (c) the Acquiring Fund's aggregate tax basis in the Acquired Fund's assets transferred thereto as a result of the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor. See "Information about the Exchange--Federal Income Tax Consequences."

             COMPARISON OF THE FUNDS. The following discussion is primarily a summary of certain parts of the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses. Information contained in this Prospectus/Proxy Statement is qualified by the more complete information set forth in those prospectuses, which are incorporated herein by reference.

             GOAL/APPROACH. The Funds have similar investment goals. The Acquired Fund seeks to maximize current income exempt from Federal income tax consistent with the prudent risk of capital. The Acquiring Fund seeks to maximize current income exempt from Federal income tax to the extent consistent with the preservation of capital.

             Under normal market conditions, the Acquired Fund attempts to invest 100%, and will invest a minimum of 80%, of its total assets in debt obligations issued by states, cities, counties, municipalities, municipal agencies and regional districts, that are of "investment grade" quality and generally of intermediate maturities the interest from which is, in the opinion of counsel to the respective issuers, exempt from Federal income tax. Similarly, under normal market conditions, the Acquiring Fund invests a minimum of 80% of its net assets, plus any borrowings for investment purposes, in debt obligations issued by states, cities, counties, municipalitites, municipal agencies and regional districts that are of "investment grade" quality at the time of purchase, the interest from which is, in the opinion of bond counsel to the respective issuers, exempt from federal income tax.

             Each Fund occasionally, including for temporary defensive purposes, may invest in taxable bonds. The municipal and taxable bonds each Fund invests in must be of investment grade quality at the time of purchase or, if unrated, deemed of comparable quality by its investment adviser.

             Generally, the Acquiring Fund's average effective portfolio maturity will be between three and ten years and its average effective portfolio duration will not exceed eight years, although it may invest in individual municipal and taxable bonds of any maturity or duration. In calculating average effective portfolio maturity and duration, the Acquiring Fund may treat a security that can be purchased by its issuer on an earlier date (known as a "call date") as maturing on the call date rather than on its stated maturity date. The Acquired Fund's dollar-weighted average portfolio maturity is not expected to exceed ten years. The Acquired Fund generally invests in municipal bonds with maturities ranging between three and ten years, although there is no limit on the maturity of any individual security. As of March 31, 2002, the respective average portfolio maturities of the Acquired Fund and Acquiring Fund were 8.20 years and 9.82 years, and their respective average effective portfolio durations were 5.24 and 5.75 years. See "Goal/Approach" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses, respectively. See "General Investment Objective and Policies for Municipal Fund" in the Acquired Fund's Statement of Additional Information and "The Funds and Their Investments" in the Acquiring Fund's Statement of Additional Information.

             MAIN RISKS. The risks associated with an investment in each Fund are substantially similar. Prices of bonds tend to move inversely with changes in interest rates. While a rise in rates may allow each Fund to invest for higher yields, the most immediate effect is usually a drop in bond prices and, therefore, in each Fund's share price as well. As a result, the value of your investment in each Fund could fluctuate, which means that you could lose money. To the extent a Fund maintains a longer maturity or duration than short-term bond funds, its share price typically will react more strongly to interest rate movements. Other risk factors that could have an effect on each Fund's performance include:

      o If an issuer fails to make timely interest or principal payments, or there is a decline in the credit quality of a bond, or perception of a decline, the bond's value could fall, potentially lowering a Fund's share price.

      o Changes in economic, business or political conditions relating to a particular municipal project, municipality or state in which a Fund invests may have an impact on its share price.

      o If the municipal bond market becomes illiquid, typically when there are many more sellers than buyers for municipal securities, the value of those securities, particularly those purchased at a discounted price, and each Fund's share price, may fall dramatically.

      o Under certain market conditions, usually during periods of market illiquidity or rising interest rates, prices of the Acquiring Fund's "callable" issues are subject to increased price fluctuation because they can be expected to perform more like longer-term securities than shorter-term securities.

             Both Funds, at times, may invest in certain derivatives, such as futures and options and debt obligations having similar features. Derivatives can be illiquid and highly sensitive to changes in their underlying security, interest rate or index and, as a result, can be highly volatile and can lower a Fund's return. The value and interest rate of some derivatives, such as inverse floaters, may be inversely related to their underlying security, interest rate or index. A small investment in certain derivatives could have a potentially large impact on a Fund's performance.

             Additionally, the Acquiring Fund may lend portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Acquiring Fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. Should the borrower of the securities fail financially, the Acquiring Fund might experience delays in recovering the loaned securities or exercising its rights in the collateral.

             Both Funds are non-diversified, which means that a relatively high percentage of each Fund's assets may be invested in a limited number of issuers. Therefore, each Fund's performance may be more vulnerable to changes in the market value of a single issuer or a group of issuers.

             Although municipal securities must be of investment grade quality when purchased by each Fund, they may subsequently be downgraded.

             Although each Fund's objective is to generate income exempt from Federal income tax, interest from some of its holdings may be subject to that tax, including the Federal alternative minimum tax. In addition, for temporary defensive purposes, each Fund may invest up to all of its assets in taxable bonds. During those periods, a Fund may not achieve its investment objective.

             To the extent the Acquiring Fund maintains a longer average maturity or duration than the Acquired Fund, it is subject to greater potential interest rate fluctuations and increased risk/return potential.

             See "Main Risks" in the Acquired Fund's Prospectus and the Acquiring Fund's Prospectuses for a discussion of their respective investment risks.

             ACCOUNT POLICIES. The Acquiring Fund offers three classes of shares: MPAM shares, Investor shares and Dreyfus Premier shares. MPAM shares of the Acquiring Fund generally are offered only to (1) clients of the Private Wealth Management group of Mellon Financial Corporation ("Mellon")1 that maintain qualified fiduciary, custody or other accounts with Mellon Bank, N.A. ("Mellon Bank") or Boston Safe Deposit and Trust Company ("Boston Safe"), or their bank affiliates ("Private Wealth Management Clients"), and (2) persons or entities that have not been Private Wealth Management Clients and who have held Private Wealth Management shares since July 10, 2001. MPAM shares owned by Private Wealth Management Clients are held in omnibus accounts, or individual institutional accounts, with the Acquiring Fund's transfer agent ("MPAM Accounts").

             Investor shares of the Acquiring Fund generally are offered only to
(1) Private Wealth Management Clients who terminate their relationship with Mellon Bank or Boston Safe, or their bank affiliates, and who wish to continue to hold Acquiring Fund Shares, and (2) individuals or entities that are not Private Wealth Management Clients and that receive a transfer of Acquiring Fund Shares from a Private Wealth Management Client, except that such individuals or entities that have held MPAM shares since July 10, 2001 will continue to be eligible to purchase MPAM shares of the Acquiring Fund for their then-existing accounts (collectively, "Individual Clients"). Investor shares owned by Individual Clients will be held in separate accounts ("Individual Accounts").

________________________

(1) Mellon's Private Wealth Management group refers to its business of providing wealth management and investment management services to the U.S. high net worth market, which is operated through Mellon Bank, N.A., Boston Safe Deposit and Trust Company and other bank and trust company subsidiaries of Mellon.

             Dreyfus Premier shares of the Acquiring Fund generally are offered only to shareholders of a fund that receive Dreyfus Premier shares upon the reorganization of that fund into the Acquiring Fund. Dreyfus Premier shares will convert to Investor shares approximately six years after their date of purchase. Dreyfus Premier shares will be held in Individual Accounts.

             The Acquired Fund offers four classes of shares:  Class A, Class B,
Class C and Class R shares. The Acquired Fund's shares are designed primarily for people who are investing through a third party, such as a bank, broker-dealer, financial adviser or other eligible institution.

             Currently, a majority of the shares of each Fund are held by Private Wealth Management Clients.

             CAPITALIZATION. The following tables set forth as of February 28, 2002, (1) the capitalization of the respective classes of Acquired Fund Shares,
(2) the  capitalization  of the respective  classes of Acquiring Fund Shares and
(3) the pro forma capitalization of the respective classes of Acquiring Fund Shares, adjusted to show the effect of the Exchange had it occurred on that date.

                   ACQUIRED     ACQUIRED     ACQUIRING     PRO FORMA
                  FUND CLASS   FUND CLASS  FUND INVESTOR     AFTER
                   A SHARES     C SHARES       SHARES       EXCHANGE
                                                           ACQUIRING
                                                         FUND INVESTOR
                                                             SHARES
Total net assets  $37,457,033   $5,615,153   $154,290      $43,226,476
Net asset value
 per share        $12.56        $12.60       $13.03        $13.03
Shares
outstanding       2,982,670     445,743      11,839        3,317,955




                                                      PRO FORMA AFTER
                  ACQUIRED FUND     ACQUIRING FUND       EXCHANGE
                  CLASS B SHARES    DREYFUS PREMIER    ACQUIRING FUND
                                       SHARES         DREYFUS PREMIER
                                                          SHARES
Total net assets   $9,343,777             $0             $9,343,777
Net asset value
 per share         $12.55                 N/A              $13.04
Shares
outstanding        744,407                 0               716,435



                                                      PRO FORMA AFTER
                  ACQUIRED FUND     ACQUIRING FUND       EXCHANGE
                  CLASS R SHARES     MPAM SHARES       ACQUIRING FUND
                                                        MPAM SHARES
Total net assets  $65,782,058        $509,856,386      $575,638,444
Net asset value
 per share        $12.55                $13.04            $13.04
Shares
outstanding       5,239,563           39,094,359        44,137,037

             SALES CHARGES. The Acquired Fund's Class A shares are subject to a maximum front-end sales charge of 3.00%, and shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge ("CDSC") of 1.00% if they are sold within one year of purchase. The Acquired Fund's Class B shares and the Acquiring Fund's Dreyfus Premier shares are subject to a maximum CDSC of 3.00%. The Acquired
Fund's Class C shares are subject to a maximum CDSC of 0.75%. The Acquired Fund's Class R shares and the Acquiring Fund's MPAM and Investor shares are not subject to any sales charge. The CDSCs applicable to the Acquired Fund's Class A, Class B and Class C shares are being waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares. No front-end sales charge or CDSC will be imposed in connection with the Exchange. For purposes of calculating future CDSCs and the date Dreyfus Premier shares convert to Investor shares, Dreyfus Premier shares issued pursuant to the Exchange will be deemed to have been purchased by the Acquired Fund shareholders on the date such shareholders purchased their Class B shares of the Acquired Fund. See "Expenses" and "Your Investment - Account Policies - Share class charges" in the Acquired Fund's Prospectus for a more complete description of the Acquired Fund's sales charges. See "Expenses" and "Your Investment - Contingent Deferred Sales Charge
(CDSC)" in the Acquiring Fund's Prospectus offering Dreyfus Premier shares for a more compete description of the Acquiring Fund's sales charges.

Acquired Fund - Sales Charges
-----------------------------

CLASS A - CHARGED WHEN YOU BUY SHARES

--------------------------------------------------------------------------------
Your Investment            Sales charge deducted as    Sales charge as a % of
                           a % of offering price       your net investment
--------------------------------------------------------------------------------
Less than $100,000         3.00%                       3.10%
--------------------------------------------------------------------------------
$100,000 - $249,999        2.75%                       2.80%
--------------------------------------------------------------------------------
$250,000 - $499,999        2.25%                       2.30%
--------------------------------------------------------------------------------
$500,000 - $999,999        2.00%                       2.00%
--------------------------------------------------------------------------------
$1 million or more*        0.00%                       0.00%
--------------------------------------------------------------------------------
Class A shares also carry an annual Rule 12b-1 fee of 0.25% of the class's average daily net assets.


CLASS B - CHARGED WHEN YOU SELL SHARES
-----------------------------------------------------------
Years since purchase was        CDSC as a % of your
made                            initial investment or
                                your redemption (whichever
                                is less)*
-----------------------------------------------------------
Up to 2 years                   3.00%
-----------------------------------------------------------
2 - 4 years                     2.00%
-----------------------------------------------------------
4 - 5 years                     1.00%
-----------------------------------------------------------
5 - 6 years                     0.00%
-----------------------------------------------------------
More than 6 years               Shares will automatically
                                convert to Class A shares
-----------------------------------------------------------
Class B shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.


CLASS C - CHARGED WHEN YOU SELL SHARES*
A 0.75% CDSC is imposed on redemptions made within the first year of purchase. Class C shares also carry an annual Rule 12b-1 fee of 0.75% of the class's average daily net assets.

CLASS R - NO SALES LOAD OR RULE 12B-1 FEES
_________________________

* A 1.00% CDSC may be charged on any shares sold within one year of purchase (except shares bought through dividend reinvestment). The CDSCs applicable to Class A, Class B, and Class C shares of the Acquired Fund are being waived on all redemptions and exchanges, effective as of April 26, 2002. Nonetheless, upon receiving Dreyfus Premier shares in the Exchange, Acquired Fund Class B shareholders will become subject to the CDSC applicable to Dreyfus Premier shares.

Acquiring Fund - Sales Charges
------------------------------

MPAM SHARES - NO SALES LOAD OR RULE 12B-1 FEES

INVESTOR SHARES - NO SALES LOAD OR RULE 12B-1 FEES

DREYFUS PREMIER SHARES
-----------------------------------------------------------
Years since purchase was        CDSC as a % of your
made                            initial investment or
                                your redemption (whichever
                                is less)
-----------------------------------------------------------
Up to 2 years                   3.00%
-----------------------------------------------------------
2 - 4 years                     2.00%
-----------------------------------------------------------
4 - 5 years                     1.00%
-----------------------------------------------------------
5 - 6 years                     0.00%
-----------------------------------------------------------
More than 6 years               Shares will automatically
                                convert to Investor shares
-----------------------------------------------------------
Dreyfus Premier shares also carry an annual Rule 12b-1 fee of 0.50% of the class's average daily net assets.

             FEES AND EXPENSES. The management fee structures of the Funds differ. Unlike the arrangements between most investment advisers and the funds they manage, the Acquired Fund pays Dreyfus a "unitary fee" at the annual rate of 0.50% of the value of its average daily net assets. Under the unitary fee structure, Dreyfus pays all Acquired Fund expenses except brokerage fees, taxes, interest, fees and expenses of the non-interested trustees, Rule 12b-1 fees and extraordinary expenses. The Acquiring Fund pays a separate management fee at an annual rate of 0.35% of the value of its average daily net assets. As described in the tables below, the Acquiring Fund also pays other fund expenses, including Rule 12b-1 fees, shareholder service fees and an administration fee payable to Mellon Bank for providing or arranging for fund accounting, transfer agency and certain other fund administration services, and miscellaneous items such as custody and professional services. The administration fee paid by the Acquiring

Fund is calculated from the following administration fee schedule based on the aggregate assets of the series in the MPAM Trust as a whole:

-------------------------------------------------------------------------
                                                ANNUAL ADMINISTRATION FEE
AGGREGATE ASSETS OF MPAM TRUST                  (as a percentage of
                                                average daily net assets)
-------------------------------------------------------------------------
$0 to $6 billion                                0.15%
-------------------------------------------------------------------------
Greater  than  $6  billion  to $12 billion      0.12%
-------------------------------------------------------------------------
Greater than $12 billion                        0.10%
-------------------------------------------------------------------------

As of August 31, 2001, based on certain assets of the MPAM Trust in the aggregate, the administration fee payable by the Acquiring Fund was 0.145%.

             Pursuant to a contractual arrangement with the MPAM Trust, on behalf of the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of each class of Acquiring Fund Shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

             The following information concerning fees and expenses of the Funds is derived from information set forth under the caption "Expenses" in the Acquiring Fund's Prospectuses and the Acquired Fund's Prospectus. The fees and expenses set forth below are for the fiscal year ended June 30, 2001 for the Acquired Fund and the fiscal year ended August 31, 2001 for the Acquiring Fund. The "Pro Forma After Exchange" information set forth below is based on net assets and fund accruals of each Fund as of February 28, 2002. Annual fund operating expenses are paid out of each Fund's assets, so their effect is reflected in the respective share price.

ANNUAL  FUND  OPERATING  EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                                PRO FORMA AFTER
                  ACQUIRED     ACQUIRED      ACQUIRING FUND        EXCHANGE
                    FUND         FUND       INVESTOR SHARES     ACQUIRING FUND
                  CLASS A       CLASS C                         INVESTOR SHARES
                   SHARES        SHARES

Management fees    0.50%        0.50%           0.35%              0.35%
Rule 12b-1 fee     0.25%        0.75%           None               None
Shareholder
services fee       None         None            0.25%              0.25%

Other expenses     0.00%        0.00%           0.25%              0.19%
Total Annual
Fund Operating     0.75%        1.25%           0.85%              0.79%
Expenses
_______________
Less: Fee
waiver and/or       None        None           (0.08%)*           (0.02%)*
expense
reimbursement
Net Operating
Expenses           0.75%        1.25%           0.77%              0.77%
_______________


____________________

* Pursuant to a contractual arrangement with the MPAM Trust, on behalf of the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of Investor shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):

                                                              Pro Forma After
                         Acquired                                Exchange
                           Fund        Acquiring Fund         Acquiring Fund
                          Class B      Dreyfus Premier        Dreyfus Premier
                          Shares          Shares                  Shares
                          ------          ------                  ------


Management fees           0.50%            0.35%                  0.35%
Rule 12b-1 fee            0.75%            0.50%                  0.50%
Shareholder
services fee              None             0.25%                  0.25%

Other expenses            0.00%            0.19%*                 0.19%*
Total Annual
Fund Operating            1.25%            1.29%                  1.29%
Expenses
----------------
Less: Fee
waiver and/or             None            (0.02)%**              (0.02)%**
expense
reimbursement
Net Operating
Expenses                  1.25%            1.27%                  1.27%
----------------
____________________

* Estimated fees to be paid by the Acquiring Fund's Dreyfus Premier shares for the current fiscal year, to be including an administration fee of 0.145% (based on certain assets of the MPAM Trust in the aggregate) payable to Mellon Bank for providing or arranging for fund accounting, transfer agency, and certain other fund administration services, and miscellaneous items such as custody and professional service fees.

** Pursuant to a contractual arrangement with the MPAM Trust, on behalf of the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of Dreyfus Premier shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%. The amount of the fee waiver/expense reimbursement is estimated.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES PAID FROM FUND ASSETS)
(percentage of average daily net assets):


                                                        Pro Forma After
                                                            Exchange
                     Acquired Fund   Acquiring Fund     Acquiring Fund
                    Class R Shares     MPAM Shares         MPAM Shares
                    --------------     -----------         -----------

Management fees          0.50%           0.35%               0.35%
Rule 12b-1 fee            None           None                None
Shareholder
services fee              None           None                None

Other expenses           0.00%           0.18%               0.18%
Total Annual
Fund Operating           0.50%           0.53%               0.53%
Expenses
________________
Less: Fee
waiver and/or             None          (0.01%)*            (0.01%)*
expense
reimbursement
Net Operating
Expenses                 0.50%           0.52%               0.52%
________________
____________________

* Pursuant to a contractual arrangement with the MPAM Trust, on behalf of the Acquiring Fund, Mellon Bank has agreed to waive fees and/or reimburse Acquiring Fund expenses through September 30, 2003, so that the total annual fund operating expenses of MPAM shares (excluding interest, taxes, brokerage commissions, extraordinary expenses, Rule 12b-1 fees and shareholder services fees) are limited to 0.52%.

EXPENSE EXAMPLE

             This example shows what you could pay in expenses over time. It uses the same hypothetical conditions other funds use in their prospectuses:
$10,000 initial investment, 5% total return each year and no changes in expenses. Because actual return and expenses will be different, the example is for comparison only. For the Acquiring Fund, the one-year example and the first year of the three-, five- and ten-year examples are based on net operating expenses, which reflect the expense waiver/reimbursement by Mellon Bank. The three-, five- and ten-year examples are based on total annual fund operating expenses for each year after year one.

                        1 Year          3 Years         5 Years         10 Years
                        ------          -------         -------         --------
Acquired Fund
-------------
Class   A   Shares      $374            $532            $704            $1,202
Class   B   Shares
WITH  REDEMPTION        $427            $597            $786            $1,247*
WITHOUT  REDEMPTION     $127            $397            $686            $1,247*
Class C Shares
WITH REDEMPTION         $227            $397            $686            $1,511
WITHOUT REDEMPTION      $127            $397            $686            $1,511
Class R Shares          $51             $160            $280            $628

Acquiring Fund
--------------
MPAM Shares              $53            $169            $295            $664
Investor Shares          $79            $263            $464            $1,042
Dreyfus Premier Shares
WITH REDEMPTION          $429           $607            $806            $1,323**
WITHOUT REDEMPTION       $129           $407            $706            $1,323**

Acquiring Fund
Pro Forma After Exchange
------------------------
MPAM Shares              $53            $169            $295            $664
Investor Shares          $79            $250            $437            $976
Dreyfus Premier Shares
WITH REDEMPTION          $429           $607            $806            $1,291**
WITHOUT REDEMPTION       $129           $407            $706            $1,291**

____________________

* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
** Assumes conversion of Dreyfus Premier shares to Investor shares at end of the sixth year following the date of purchase.

             ACQUIRING FUND'S PAST PERFORMANCE. The bar chart and tables shown below illustrate the risks of investing in the Acquiring Fund. Before the Acquiring Fund commenced operations, substantially all of the assets of a predecessor common trust fund ("CTF") that, in all material respects, had the same investment objective, policies, guidelines and restrictions as the
Acquiring Fund were transferred to it. The bar chart shows you how the performance of the Acquiring Fund's MPAM shares has varied from year to year. The table below compares the performance of the Acquiring Fund's MPAM shares over time to that of the Lehman Brothers 7-Year Municipal Bond Index, a broad-based, unmanaged total return performance benchmark of investment grade municipal bonds maturing in the 6-to-8 year range. Please note that the performance figures for the Acquiring Fund's MPAM shares in the bar chart and table represent the performance figures for the predecessor CTF through October 1, 2000, adjusted to reflect the Acquiring Fund's fees and expenses, by subtracting from the actual performance of the CTF the expenses of the Acquiring Fund's MPAM shares as set forth the Acquiring Fund's Prospectus offering MPAM shares under "Expenses" (net of certain Acquiring Fund expenses that will be borne by Mellon Bank or Dreyfus), and the performance of the Acquiring Fund's MPAM shares thereafter. The predecessor CTF was not registered under the 1940 Act and therefore was not subject to certain investment restrictions that might have adversely affected performance.

             All returns assume reinvestment of dividends and other distributions. Of course, past performance is no guarantee of future results. Since the Acquiring Fund's Investor shares have less than one full calendar year of performance and its Dreyfus Premier shares are a new class, past performance information is not available for either class. Performance for each share class will vary due to the differences in expenses. Because the Acquiring Fund's Dreyfus Premier shares and Investor shares are subject to higher expenses, the performance of those classes will be lower than the performance of the Acquiring Fund's MPAM shares.

Year-by-year total return as of 12/31 each year (%)*
Acquiring Fund - MPAM Shares

7.53     10.45   -3.81    12.92   4.43    7.28    6.27    -1.48  9.99   4.99
--------------------------------------------------------------------------------
`92      `93     `94      `95     `96     `97     `98     `99    `00    `01


Best Quarter:           Q1'95                   4.85%
Worst Quarter:          Q1'94                   -3.44%

THE YEAR-TO-DATE TOTAL RETURN OF THE MPAM SHARES AS OF 3/31/02 WAS 0.72%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRING FUND - MPAM SHARES

                                        1 Year     5 Years      10 Years
                                        ------     -------      --------
MPAM Shares*                            4.99%      5.34%        5.74%
Lehman Brothers 7-Year Municipal Bond   5.18%      5.55%        6.11%
Index
____________________________
*Reflects the performance of the predecessor CTF through 10/1/00.

             ACQUIRED FUND'S PAST PERFORMANCE. The bar chart and table below illustrate the risks of investing in the Acquired Fund. The bar chart shows the changes in the Acquired Fund's Class A performance from year to year. Sales loads are not reflected in the chart; if they were, the returns shown would have been lower. The table compares the average annual total returns of each Acquired Fund share class to those of the Lehman Brothers 10-Year Municipal Bond Index and the Lehman Brothers 7-Year Municipal Bond Index, each a broad measure of municipal bond performance. These returns reflect any applicable sales charges. All returns assume reinvestment of dividends and distributions. Of course, past performance is no guarantee of future results.

YEAR-BY-YEAR  TOTAL RETURN AS OF 12/31 EACH YEAR (%)
ACQUIRED FUND - CLASS A SHARES

8.22     11.24  -3.57   12.73  3.83    7.23  5.43  -1.22  8.92   4.69
--------------------------------------------------------------------------
`92      `93    `94     `95    `96     `97   `98   `99    `00    `01

Best Quarter:     Q1'95                 4.72%
Worst Quarter:    Q1'94                 -4.18%

The Acquired Fund's Class A year-to-date total return as of 3/31/02 was 0.79%.

AVERAGE ANNUAL TOTAL RETURN AS OF 12/31/01
ACQUIRED FUND - CLASS A, CLASS B, CLASS C AND CLASS R SHARES


                                                                     Since
                Inception Date          1 Year   5 Years  10 Years   Inception

Class A Shares     (10/1/85)            1.55%    4.32%    5.32%      --
Class B Shares     (12/28/94)           1.08%    4.24%    --         5.40%*
Class C Shares     (12/28/94)           3.42%    4.49%    --         5.40%
Class R Shares     (2/1/93)             4.95%    5.21%    --         5.49%

Lehman  Brothers   10-Year  Municipal   4.62%    5.94%    6.70%      6.32%**
Bond Index
Lehman  Brothers  7-Year   Municipal    5.18%    5.55%    6.12%      5.79%**
Bond Index
-------------------
* Assumes conversion of Class B shares to Class A shares at the end of the sixth year following the date of purchase.
**Based on the life of Class R. For comparative purposes, the value of each index on 1/31/93 is used as the beginning value on 2/1/93.

             INVESTMENT ADVISER. Dreyfus, 200 Park Avenue, New York, New York 10166, serves as the investment adviser for the Acquired Fund, and MPAM Advisers, a division of Dreyfus, serves as the investment adviser for the Acquiring Fund. Founded in 1947, Dreyfus manages approximately $192 billion in over 190 mutual fund portfolios and is the primary mutual fund business of Mellon, a global financial services company with approximately $2.8 trillion in assets under management, administration or custody, including approximately $610 billion under management. Mellon provides financial services for institutions, corporations and individuals, offering institutional asset management, mutual funds, private wealth management, asset servicing, human resources services and treasury services. Mellon is headquartered in Pittsburgh, Pennsylvania.

             PORTFOLIO MANAGER. John F. Flahive, CFA, is the primary portfolio manager for each Fund. Mr. Flahive has been a portfolio manager at Dreyfus since November 1994. Mr. Flahive is also first vice president of Boston Safe, an affiliate of Dreyfus, which he joined in October 1994.

             BOARD MEMBERS. The Dreyfus Trust and the MPAM Trust have different Board members. For a description of the respective Board members, see the Acquiring Fund's Statement of Additional Information under the caption "Management of the Funds" and the Acquired Fund's Statement of Additional Information under the caption "Management of the Fund."

             PURCHASE AND REDEMPTION PROCEDURES. The purchase and redemption procedures of the Acquired Fund and Acquiring Fund differ depending on the nature of the shareholder. The purchase and redemption procedures of Class R shares of the Acquired Fund and MPAM shares of the Acquiring Fund are similar for most holders since they are designed for persons who hold these shares by virtue of their qualified trust or investment account or relationship with a financial service provider acting on their behalf. Thus, in most instances, purchases and redemptions are effected through that financial service provider. Purchases and redemptions of MPAM shares for MPAM Accounts are effected through the client relationship with Mellon's Private Wealth Management group. Purchases and redemptions of MPAM shares through Individual Accounts may be made in the same manner as Investor shares and Dreyfus Premier shares, described below.

             Class A, Class B and Class C shares of the Acquired Fund are designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser. Purchase and redemption of Class A, Class B and Class C shares of the Acquired Fund, and Investor shares and Dreyfus Premier shares of the Acquiring Fund, may be made by mail, wire, electronic check or TELETRANSFER, or automatically, as described in the Prospectus of the Acquired Fund under "Instructions for Regular Accounts" and in the Prospectus of the Acquiring Fund offering MPAM shares and Investor shares under "Your Investment - Account Policies and Services - Purchases and Redemptions through Individual Accounts" and in the Prospectus of the Acquiring Fund offering Dreyfus Premier shares under "Your Investment - Account Policies."

             DISTRIBUTION AND SHAREHOLDER SERVICES PLAN. The Acquired Fund's Class A, Class B and Class C shares are subject to plans adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan"). Under the Acquired Fund's Rule 12b-1 Plans, the Acquired Fund pays its distributor an annual fee at a rate of 0.25%, 0.75% and 0.75% of the value of the average daily net assets attributable to the fund's Class A, Class B and Class C shares, respectively, for distribution expenses and shareholder services. There is no Rule 12b-1 Plan for Class R shares of the Acquired Fund. The Acquiring Fund's Dreyfus Premier shares are subject to a Rule 12b-1 Plan under which the Acquiring Fund pays its distributor an annual fee at a rate of 0.50% of the value of the average daily net assets attributable to Dreyfus Premier shares to finance the sale and distribution of that class of shares. Because the fees under the respective Rule 12b-1 Plans are paid out of each Fund's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges. See "Expenses" in the Acquired Fund's Prospectus and "Distribution and Service Plans" in the Acquired Fund's Statement of Additional Information. See "Expenses" in the Acquiring Fund's Prospectus relating to the offering of Dreyfus Premier shares and "Distribution and Shareholder Services Plans" in the Acquiring Fund's Statement of Additional Information.

             Investor shares and Dreyfus Premier shares of the Acquiring Fund are subject to a Shareholder Services Plan pursuant to which the Acquiring Fund pays its distributor an annual fee of 0.25% of the value of the average daily net assets attributable to the respective class for providing shareholder services to holders of shares of the class. The Acquired Fund has not adopted a Shareholder Services Plan, but (as described above) has a Rule 12b-1 Plan that provides for payments for shareholder services.

             SHAREHOLDER SERVICES AND PRIVILEGES. The following shareholder services and privileges are offered to holders of Acquired Fund Shares, as well as holders of Investor shares, Dreyfus Premier shares, and MPAM shares of the Acquiring Fund who hold those shares in Individual Accounts: Automatic Asset Builder(R) - for making automatic investments from a designated bank account; Payroll Savings Plan - for making automatic investments through a payroll deduction; Government

Direct Deposit Privilege - for making automatic investments from your Federal employment, Social Security or other regular Federal government check; Dividend Sweep - for automatically reinvesting the dividends and other distributions from one fund into another; Auto-Exchange Privilege - for making regular exchanges from one fund into another; Automatic Withdrawal Plan - for making regular withdrawals from most funds; exchange privileges into certain other funds; TELETRANSFER privileges - to transfer money between your account and your bank account with a phone call; telephone redemption privileges; and 24-hour automated account telephone access. Individual Account holders of the Acquiring Fund have checkwriting privileges. For a more complete description of shareholder services, see "Your Investment - Services for Fund Investors" in the Acquired Fund's Prospectus, "Your Investment - Services For Fund Investors" in the Acquiring Fund's Prospectus offering the Dreyfus Premier shares and "Your Investment - Account Policies and Services - Individual Account services and policies" in the Acquiring Fund's Prospectus offering the MPAM shares and Investor shares.

             Holders of MPAM shares of the Acquiring Fund who are Private Wealth Management Clients and do not have Individual Accounts should contact their account officer for information concerning purchases, sales or exchanges of MPAM shares in lieu of using the services listed above. Banks, broker-dealers and other financial institutions may not make all of these services and privileges available to shareholders of the Acquired Fund. Consult your financial representative for more information on the availability of these services and privileges.

             DIVIDENDS AND OTHER DISTRIBUTIONS. The distribution policies of the Funds are identical, although the actual amounts of dividends and other distributions paid per share by the Funds are different. See "Dividends, Other Distributions and Taxes" in each Fund's Statement of Additional Information.

             LEGAL FORM OF ORGANIZATION. The Dreyfus Trust is organized as a business trust under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992. The MPAM Trust is organized as a business trust under those laws pursuant to an Amended and Restated Agreement and Declaration of Trust dated June 5, 2000. (Each of these instruments is referred to below as a "Declaration of Trust.")

             Under Massachusetts law, shareholders of each Fund could, under certain circumstances, be held personally liable for its acts or obligations. However, each Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Dreyfus Trust and Dreyfus Trust Trustees or the MPAM Trust and the Board of Trustees of the MPAM Trust (the "MPAM Trust Trustees"), respectively. Also, each Declaration of Trust provides for indemnification out of the applicable Fund's property for all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which a disclaimer is inoperative and each Fund itself would be unable to meet its obligations. A substantial number of mutual funds in the United States are organized as Massachusetts business trusts.

             For a more detailed discussion of the legal organization of the Dreyfus Trust and the MPAM Trust, see the Statement of Additional Information of the Acquired Fund under the sections entitled "Description of the Fund/Trust" and "Information About the Fund/Trust" and the Statement of Additional Information of the Acquiring Fund under the sections entitled "Description of the Trust and Funds" and "Information About the Funds/Trust", respectively, and the applicable provisions of Massachusetts law.

                            REASONS FOR THE EXCHANGE

             The Dreyfus Trust Trustees and MPAM Trust Trustees (collectively, the "Boards") each has concluded that the Exchange is in the best interests of its Fund and its Fund's shareholders. Based on the similarities of the Funds, the Boards believe that the Exchange would result in a single fund with a larger combined asset base, producing more efficient portfolio management and eliminating the duplication of resources and costs associated with marketing and servicing these Funds.

             In determining whether to recommend approval of the Exchange, the Boards considered the following factors, among others: (1) the compatibility of the Funds' investment objectives, management policies and investment restrictions, as well as shareholder services they offer; (2) the Funds share the same primary portfolio manager; (3) the terms and conditions of the Exchange and whether the Exchange would result in dilution of shareholder interests; (4) the expense ratios of the Funds, as well as the estimated expense ratio of the combined Acquiring Fund; (5) unlike Class A and Class C shares of the Acquired Fund, purchases and redemptions of Investor shares of the Acquiring Fund are not subject to a sales charge; (6) the relative performance of the Funds; (7) the tax consequences of the Exchange; (8) a majority of each Fund's shares are held by Private Wealth Management Clients; and (9) Mellon Bank or its affiliates would bear the direct expenses of the Exchange.

                         INFORMATION ABOUT THE EXCHANGE

             PLAN OF EXCHANGE. The following summary of the Plan is qualified in its entirety by reference to the form of Plan attached hereto as Exhibit A. The Plan provides that the Acquiring Fund will acquire all the assets of the Acquired Fund in exchange solely for the Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities on or about August 29, 2002 or another date the parties agree on (the "Closing Date"). The number of the Acquiring Fund's MPAM shares, Investor shares and Dreyfus Premier shares to be issued to shareholders of the corresponding class of the Acquired Fund will be determined on the basis of those shares' respective net asset values per share and the aggregate net assets attributable to each class of the Acquired Fund, respectively, all generally computed as of the close of trading on the floor of the New York Stock Exchange (usually at 4:00 p.m., Eastern time) (except for certain options and futures contracts, if any, which may be valued 15 minutes after the close of that trading) on the Closing Date. Portfolio securities of the Funds will be valued in accordance with their respective valuation practices, which are described under the captions "Your Investment - Account Policies" in the Acquired Fund's Prospectus and "Your Investment -
Account Policies and Services - Buying Shares" in the Acquiring Fund's Prospectuses, and under the caption "Determination of Net Asset Value" in their respective Statements of Additional Information.

             On or before the Closing Date, the Acquired Fund will declare a dividend or dividends that, together with all previous dividends, will have the effect of distributing to the Acquired Fund's shareholders all of its (1) investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or before the Closing Date, (2) its net exempt-interest income for all such years or periods and (3) previously undistributed net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

             As soon as conveniently practicable after the Closing Date, the Acquired Fund will liquidate and distribute PRO RATA to its shareholders of record as of the close of business on the Closing Date the Acquiring Fund Shares it receives in the Exchange. That liquidation and distribution will be accomplished by establishing an account on the Acquiring Fund's share records in the name of each such Acquired Fund shareholder and crediting each such account with the respective PRO RATA number of MPAM shares, Investor shares or Dreyfus Premier shares due to the shareholder. Holders of Class A and Class C shares of the Acquired Fund will receive Investor shares of the Acquiring Fund. Holders of Class B shares of the Acquired Fund will receive Dreyfus Premier shares of the Acquiring Fund. Holders of Class R shares of the Acquired Fund will receive MPAM shares of the Acquiring Fund. Each such Acquired Fund shareholder will receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of the shareholder's investment in the Acquired Fund at the time of the Exchange. After such distribution and the winding up of its affairs, the Acquired Fund will be terminated as a series of the Dreyfus Trust. After the Closing Date, any outstanding certificates representing Acquired Fund Shares will represent MPAM shares, Investor shares and Dreyfus Premier shares, respectively, distributed to the record holders of the Acquired Fund.

             The Plan  may be  amended  at any time  before  the  Exchange.  The
Dreyfus Trust will provide Acquired Fund shareholders with information describing any material amendment to the Plan prior to shareholder consideration. The obligations of the Funds under the Plan are subject to various conditions, including approval by Acquired Fund shareholders holding the requisite number of Acquired Fund Shares and the continuing accuracy of various representations and warranties of the Funds being confirmed by the respective parties.

             The total expenses of the Exchange are expected to be approximately $70,050, which will be borne by Mellon Bank or its affiliates. Those expenses include professional fees and costs of soliciting proxies for the meeting of the Acquired Fund's shareholders, consisting principally of printing and mailing expenses, together with the cost of any supplementary solicitation. Additionally, Dreyfus will bear some of the indirect costs of the Exchange by providing employee time and effort in its planning, preparation and consummation. The Acquired Fund will not incur any brokerage expenses or finders fees in connection with the transfer of its assets to the Acquiring Fund.

             If the Plan is not approved by any class of the Acquired Fund's shareholders, the Dreyfus Trust Trustees will consider appropriate courses of action for that class and the Acquired Fund as a whole, including liquidating that class of the Acquired Fund Shares, continuing only certain Acquired Fund share classes and/or exchanging shares of classes of the Acquired Fund that approve the Plan for the shares of corresponding classes of the Acquiring Fund.

             The consummation of the Exchange is subject to the conditions set forth in the Plan, including the condition that the parties to the Exchange shall have received exemptive relief from the Commission with respect to certain restrictions under the 1940 Act that could otherwise impede or inhibit consummation of the Exchange.

             TEMPORARY  SUSPENSION OF CERTAIN OF THE ACQUIRED FUND'S  INVESTMENT
RESTRICTIONS. Because certain of the Acquired Fund's existing investment restrictions could preclude it from consummating the Exchange in the manner contemplated in the Plan, Acquired Fund shareholders are requested to authorize the temporary suspension of certain investment restrictions that restrict its ability to invest more than 25% of the value of its total assets in securities of one or more issuers conducting their principal activities in the same industry, as set forth in its Statement of Additional Information, as well as the temporary suspension of any other investment restriction of the Acquired Fund to the extent necessary to permit the consummation of the Exchange. The temporary suspension of the Acquired Fund's investment restrictions will not affect the investment restrictions of the Acquiring Fund. A vote in favor of the Proposal is deemed to be a vote in favor of the temporary suspensions.

             FEDERAL  INCOME TAX  CONSEQUENCES.  The  Exchange  is  intended  to qualify  for Federal  income tax  purposes  as a tax-free  reorganization  under section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code") . As a condition to the closing of the Exchange, the MPAM Trust and the Dreyfus Trust will receive an opinion of Kirkpatrick & Lockhart LLP, their counsel, substantially to the effect that, based on the existing provisions of the Code, Treasury regulations issued thereunder, current administrative pronouncements and court decisions and certain facts, assumptions and representations, for Federal income tax purposes:

             (1) The Acquiring Fund's acquisition of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund shareholders in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

             (2) The Acquired Fund will recognize no gain or loss on the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund shareholders in exchange for their Acquired Fund Shares;

             (3) The Acquiring Fund will recognize no gain or loss on its receipt of the Acquired Fund's assets in exchange solely for Acquiring Fund Shares and its assumption of the Acquired Fund's stated liabilities;

             (4) The Acquiring Fund's tax basis in the Acquired Fund's assets it receives in the Exchange will be the same as the Acquired Fund's tax basis therein immediately before the Exchange, and the Acquiring Fund's holding period for those assets will include the Acquired Fund's holding period therefor;

             (5) An Acquired Fund shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Exchange; and

             (6) An Acquired Fund shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Exchange will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund

Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing Date).

             The foregoing opinion will state that no opinion is expressed as to the effect of the Exchange on either Fund or any Acquired Fund shareholder with respect to any Acquired Fund asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

             The  Acquiring  Fund's   utilization  after  the  Exchange  of  any
pre-Exchange capital losses the Acquired Fund realized could be subject to limitation in future years under the Code.

             NEITHER FUND HAS SOUGHT A TAX RULING FROM THE INTERNAL REVENUE SERVICE ("IRS"). THE OPINION OF COUNSEL IS NOT BINDING ON THE IRS, NOR DOES IT PRECLUDE THE IRS FROM ADOPTING A CONTRARY POSITION. Acquired Fund shareholders should consult their tax advisers regarding the effect, if any, of the Exchange in light of their individual circumstances. Because the foregoing discussion relates only to the Federal income tax consequences of the Exchange, Acquired Fund shareholders also should consult their tax advisers as to state and local
tax  consequences,   if  any,  of  the  Exchange.

                    REQUIRED VOTE AND BOARD'S RECOMMENDATION

             The Dreyfus Trust Trustees have approved the Plan and the Exchange and have determined that (1) participation in the Exchange is in the best interests of the Acquired Fund and its shareholders and (2) the interests of existing shareholders of the Acquired Fund will not be diluted as a result of the Exchange. Pursuant to the Dreyfus Trust's Declaration of Trust and By-Laws, an affirmative vote of at least a majority of the outstanding voting securities of the Acquired Fund and of each class of the Acquired Fund is required to approve the Plan and the Exchange. Under the 1940 Act, the vote of a majority of the outstanding voting securities means the affirmative vote of the lesser of
(a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy or (b) more than 50% of the outstanding voting securities.

 THE DREYFUS TRUST TRUSTEES, INCLUDING THE "NON-INTERESTED" TRUSTEES, RECOMMEND
      THAT THE ACQUIRED FUND'S SHAREHOLDERS VOTE "FOR" APPROVAL OF THE PLAN
                                AND THE EXCHANGE.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

             Information about the Acquiring Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquiring Fund's Prospectuses forming a part of the Registration Statement on Form N-1A (File No. 333-34844). Information about the Acquired Fund is incorporated by reference into this Prospectus/Proxy Statement from the Acquired Fund's Prospectus forming a part of the Dreyfus Trust's Registration Statement on Form N-1A (File No. 33-43845).

             The Funds are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by either Fund may be inspected and copied at the Commission's Public Reference Room at 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549-0102, and at the Northeast regional office of the Commission at Woolworth Building, 233 Broadway, New York, New York 10279. Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

                               VOTING INFORMATION

             In addition to the use of the mails, proxies may be solicited personally, by telephone or by telegraph, and Mellon Bank, or its affiliates, may pay persons holding Acquired Fund Shares in their names or those of their nominees for their expenses in sending soliciting materials to their principals. Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to provide his or her address, social security number (in the case of an individual) or taxpayer identification number (in the case of a non-individual) and the number of shares owned and to confirm that the shareholder has received the Acquired Fund's proxy statement and proxy card in the mail. Within 72 hours of receiving a shareholder's telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder's instructions and to provide a telephone number to call immediately if the shareholder's instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Acquired Fund a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

             If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote

Acquired Fund Shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention (collectively, "abstentions"), the Acquired Fund Shares represented thereby will be considered to be present at a Meeting for purposes of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. For this reason, abstentions will have the effect of a "no" vote for the purpose of obtaining requisite approval for the Proposal.

             If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve the Proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered: the nature of the Proposal, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to Acquired Fund shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" the Proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" the Proposal against any adjournment. A quorum is constituted with respect to the Acquired Fund by the presence in person or by proxy of a majority of the outstanding Fund shares entitled to vote at the Meeting.

             The votes of the Acquiring Fund's shareholders are not being solicited because their approval or consent is not necessary for the Exchange.

             As of June 13, 2002, the following were known by the Acquired Fund to own of record 5% or more of the indicated class of the Acquired Fund's outstanding voting shares:

Class A Shares
--------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Exchange         After Exchange
                                ---------------         --------------

Donaldson, Lufkin and Jenrette  20.45%                  17.10%
Securities Corporation, Inc.
For The Benefit Of Its
Customers
P.O. Box 2052
Jersey City, NJ  07303-2052

Charles Schwab & Co. Inc.       8.16%                   6.82%
Reinvest Account
Attn: Mutual Funds
101 Montgomery Street
San Francisco, CA 94101-4122

Salomon Smith Barney, Inc.      6.11%                   5.11%
For The Benefit Of Its
Customers
333 West 34th Street
New York, NY  10001-2483

Morgan Stanley & Co.            5.59%                   4.68%
For The Benefit Of
Bonnie McElveen-Hunter
1301 Carolina Street
Greensboro, NC 27401

Class B Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Exchange         After Exchange
                                ---------------         --------------

Merrill Lynch, Pierce,          21.10%                  21.10%
Fenner & Smith
For The Sole Benefit
Of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

National Financial Services     12.06%                  12.06%
Corporation For The Benefit
Of Its Customers
82 Devonshire Street
Boston, MA  02109-3605

Donaldson, Lufkin and Jenrette  9.49%                  9.49%
Securities Corporation, Inc.
For The Benefit Of Its
Customers
P.O. Box 2052
Jersey City, NJ  07303-2052

FISERV Securities, Inc.         7.08%                   7.08%
For The Benefit Of Its
Customers
Attn: Mutual Funds
One Commerce Square
2005 Market Street,
Suite 1200
Philadelphia, PA  19103-7084

Anna L. Parker                  5.02%                   5.02%
2505 Overland Avenue
Baltimore, MD 21214-2443

Class C Shares
--------------


Name and Address                             Percentage Outstanding
----------------                             ----------------------

                                Before Exchange         After Exchange
                                ---------------         --------------
Merrill Lynch, Pierce,          44.87%                  7.19%
Fenner & Smith
For The Sole Benefit
Of Its Customers
Attn: Fund Administration
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

National Financial Services     10.47%                  1.68%
Corporation For The Benefit
Of Its Customers
82 Devonshire Street
Boston, MA  02109-3605

Wells Fargo Investments LLC     9.74%                   1.56%
For The Benefit Of Its
Customers
608 Second Avenue South
Minneapolis, MN 55402-1916

Salomon Smith Barney, Inc.      7.97%                   1.28%
For The Benefit Of Its
Customers
333 West 34th Street
New York, NY 10001-2483

Class R. Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------
                                Before Exchange         After Exchange
                                ---------------         --------------

Boston & Company                69.54%                  7.11%
Mellon Private Asset
Management
P.O. Box 534005
Pittsburg, PA  15253-4005

Boston Safe Deposit & Trust     12.92%                  1.32%
Company
Mellon Private Asset
Management
P.O. Box 534005
Pittsburg, PA  15253-4005

Mac & Co.                       11.69%                  1.20%
P.O. Box 3198
Pittsburg, PA  15230-3198

             As of June 13, 2002, the following were known by the Acquiring Fund to own of record 5% or more of the indicated class of the Acquiring Fund's outstanding voting shares:


MPAM Shares
-----------

Name and Address                             Percentage Outstanding
----------------                             ----------------------
                                Before Exchange         After Exchange
                                ---------------         --------------

Mac & Co.                       100%                    89.77%
Attn: MPAM Operations
Mutual Fund Unit
P.O. Box 534005
Pittsburgh, PA 15253-4005



Investor Shares
---------------

Name and Address                             Percentage Outstanding
----------------                             ----------------------
                                Before Exchange         After Exchange
                                ---------------         --------------

Peter C. Stoneman               45.85%                  0.16%
25 Adams Lane
Wayland, MA 01778-2017

Charles Stoneman                45.85%                  0.16%
25 Adams Lane
Wayland, MA 01778-2017

Karl J. Soiney                  7.68%                   0.03%
115 Read Street
Portland, ME 04103-3484



             As of June 14, 2002, the Dreyfus Trust Trustees and officers of the Dreyfus Trust, as a group, owned less than 1% of each class of the Acquired Fund's outstanding shares. As of June 14, 2002, the MPAM Trust Trustees and officers of the MPAM Trust, as a group, owned less than 1% of each class of the Acquiring Fund's outstanding shares. As of June 14, 2002, there were no outstanding Dreyfus Premier shares of the Acquiring Fund.

                        FINANCIAL STATEMENTS AND EXPERTS

             The audited financial statements of the Acquired Fund for the fiscal year ended June 30, 2001, and the audited financial statements of the Acquiring Fund for the fiscal year ended August 31, 2001, have been incorporated herein by reference in reliance upon reports of by KPMG LLP, each Fund's independent auditors, and upon the authority of said firm, as experts in accounting and auditing.

             The unaudited financial statements of the Acquired Fund for the period ended December 31, 2001 have been incorporated herein by reference from the Acquired Fund's Semi-Annual Report on file with the Commission. In addition, the unaudited financial statements of the Acquiring Fund for the period ended February 28, 2002 accompany this Prospectus/Proxy Statement and have been incorporated herein by reference from Acquired Fund's Semi-Annual Report on file with the Commission.

                                  OTHER MATTERS

             The Dreyfus Trust Trustees are not aware of any other matters that may come before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the proxy in accordance with their judgment on such matters.

               NOTICE TO BANKS, BROKER/DEALERS AND VOTING TRUSTEES
                               AND THEIR NOMINEES

             Please advise the Dreyfus Trust, in care of Dreyfus Transfer, Inc.,
Attention: The Dreyfus/Laurel Tax-Free Municipal Funds -- Dreyfus Premier Limited Term Municipal Fund, P.O. Box 9263, Boston, Massachusetts 02205-8501, whether other persons are the beneficial owners of Acquired Fund Shares for which proxies are being solicited from you and, if so, the number of copies of the Prospectus/Proxy Statement and other soliciting material you wish to receive in order to supply copies to those beneficial owners.

             IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND IN PERSON ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE.

                                    EXHIBIT A

                  FORM OF AGREEMENT AND PLAN OF REORGANIZATION

         AGREEMENT AND PLAN OF REORGANIZATION dated as of April 30, 2002 (the "Agreement"), between THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS, an unincorporated Massachusetts business trust (the "Dreyfus Trust"), on behalf of DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND, a segregated portfolio of assets ("series") thereof (the "Acquired Fund"), and MPAM FUNDS TRUST, an unincorporated Massachusetts business trust (the "MPAM Trust"), on behalf of MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND, a series thereof (the "Acquiring Fund"). (The Acquired Fund and the Acquiring Fund are sometimes referred to herein individually as a "Fund" and collectively as the "Funds.") All agreements, representations, actions and obligations described herein made or to be taken or undertaken by either Fund are made and shall be taken or undertaken by the Dreyfus Trust on behalf of the Acquired Fund and by the MPAM Trust on behalf of the Acquiring Fund.

         The parties wish to effect a reorganization described in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and this Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under the Code (the "Regulations"). The reorganization will consist of the transfer of all of the assets of the Acquired Fund in exchange for shares of beneficial interest, par value $0.001 per share, in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares (collectively, the "Acquiring Fund Shares"), and the assumption by the Acquiring Fund of stated liabilities of the Acquired Fund and the distribution, after the Closing Date (as defined in paragraph 3.1), of such Acquiring Fund Shares to the holders of the Acquired Fund's Class A, Class B, Class C and Class R shares of beneficial interest, each without par value (collectively, the "Acquired Fund Shares"), in liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (all such transactions herein collectively referred to as the "Reorganization"). In the Reorganization, holders of Class A and Class C shares of the Acquired Fund would receive Investor shares of the Acquiring Fund, holders of Class B shares of the Acquired Fund would receive Dreyfus Premier shares of the Acquiring Fund, and holders of Class R shares of the Acquired Fund would receive MPAM shares of the Acquiring Fund. Each Acquired Fund Shareholder (as defined in paragraph 1.6) would receive Acquiring Fund Shares of the corresponding class with an aggregate net asset value equal to the aggregate net asset value of its investment in the Acquired Fund at the time of the Reorganization.

         WHEREAS, the Acquired Fund is a non-diversified series of the Dreyfus Trust, a registered open-end management investment company, and the Acquiring Fund is a non-diversified series of the MPAM Trust, a registered open-end management investment company, and the Acquired Fund owns securities that are assets of the character in which the Acquiring Fund is permitted to invest;

         WHEREAS, the Acquired Fund is authorized to issue Class A, Class B, Class C and Class R shares of beneficial interest, and the Acquiring Fund is authorized to issue MPAM shares, Investor shares and Dreyfus Premier shares of beneficial interest;

         WHEREAS, the MPAM Trust's Board of Trustees (the "MPAM Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquiring Fund and that the interests of the Acquiring Fund's existing shareholders would not be diluted as a result of the Reorganization; and

         WHEREAS, the Dreyfus Trust's Board of Trustees (the "Dreyfus Board") has determined that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the Acquiring Fund's assumption of stated liabilities of the Acquired Fund is in the best interests of the Acquired Fund and that the interests of the Acquired Fund's existing shareholders would not be diluted as a result of the Reorganization.

         NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

     1. TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND THE ACQUIRING FUND'S ASSUMPTION OF ACQUIRED FUND LIABILITIES AND LIQUIDATION OF THE ACQUIRED FUND.

         1.1 Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein:

              (a) The Acquired Fund shall assign, transfer and convey to the Acquiring Fund at the Closing (as defined in paragraph 3.1) all of the Assets of the Acquired Fund (as defined in paragraph 1.2).

              (b) The Acquiring Fund agrees in exchange therefor at the Closing
(i) to issue and deliver to the Acquired Fund the number and classes of full and fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3, and
(ii) to assume the Liabilities of the Acquired Fund (as defined in paragraph 1.3). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Acquired Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Acquired Fund.

          1.2 (a) The assets of the Acquired Fund to be acquired by the Acquiring Fund (the "Assets") shall consist of all property, including all cash, cash equivalents, securities, commodities and futures interests, dividend and interest receivables, claims and rights of action that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as assets on the books of the Acquired Fund, on the Closing Date. The Assets shall be invested at all times through the Closing in a manner that ensures compliance with paragraph 4.1(j).

              (b) The Acquired Fund has provided the Acquiring Fund with a list of all of its property as of the date of execution of this Agreement. The Acquired Fund reserves the right to sell any of such property in the ordinary course of its business. The Acquiring Fund will, within a reasonable time prior to the Closing Date, furnish the Acquired Fund with a list of any property on such list that does not conform to the Acquiring Fund's investment objective, policies and restrictions or that the Acquiring Fund otherwise does not desire to hold. The Acquired Fund will dispose of such property prior to the Closing Date to the extent practicable and to the extent the Acquired Fund would not be affected adversely by such disposition. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested to do so by the Acquiring Fund, will dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date.

         1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. At the Closing, the Acquiring Fund shall assume all liabilities, debts, obligations, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund prepared by The Dreyfus Corporation ("Dreyfus") as of the Valuation Date (as defined in paragraph 2.1) (collectively, the "Liabilities").

         1.4 The Assets shall be delivered on the Closing Date to Mellon Bank, N.A., the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

         1.5 The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Acquired Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Acquired Fund after the Closing Date as distributions on or with respect to the Assets transferred. Such assets shall be deemed included in Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

         1.6 As soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Acquired Fund will liquidate and distribute PRO RATA in accordance with this paragraph to the Acquired Fund's shareholders of record - some of which hold Acquired Fund Shares in omnibus accounts (the "Nominee Shareholders") - determined as of the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares of the corresponding class received by the Acquired Fund pursuant to paragraph 1.1. For purposes of this Agreement, the MPAM shares of the Acquiring Fund shall be the "corresponding class" to the Class R shares of the Acquired Fund, the Investor shares of the Acquiring Fund shall be the "corresponding class" to the Class A and Class C shares of the Acquired Fund and the Dreyfus Premier shares of the Acquiring Fund shall be the "corresponding class" to the Class B shares of the

Acquired Fund. Such liquidation and distribution will be accomplished by transferring the Acquiring Fund Shares of each class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open individual and omnibus accounts on such books for the benefit of (a) the Acquired Fund Shareholders other than Nominee Shareholders and (b) the indirect holders of Acquired Fund Shares through Nominee Shareholders of the corresponding class (collectively, the "Beneficial Shareholders") and representing the respective PRO RATA number of full and fractional Acquiring Fund Shares of such class to which each such Beneficial Shareholder is entitled. For these purposes, an Acquired Fund Shareholder shall be entitled to receive, with respect to each full and fractional Acquired Fund Share of a class held by such shareholder, that number of full and fractional Acquiring Fund Shares of the corresponding class equal to the net asset value of such Acquired Fund Share as of the Valuation Date (determined in accordance with paragraph 2.1) divided by the net asset value of one Acquiring Fund Share of the corresponding class, as of the Valuation Date (determined in accordance with paragraph 2.2). All issued and outstanding shares of the Acquired Fund will be canceled on the books of the Acquired Fund simultaneously with the distribution of Acquiring Fund Shares to the Acquired Fund Shareholders.

         1.7 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund's current prospectuses and statement of additional information.

         1.8 Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

         1.9 Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Closing Date and such later date on which the Acquired Fund's existence is terminated.

     2. VALUATION.

         2.1 The value of the Assets and the amount of the Liabilities, the amount thereof attributable to each class of Acquired Fund Shares, and the net asset value of a share of each such class all shall be computed as of the close of trading on the floor of the New York Stock Exchange ("NYSE") (usually, 4:00 p.m., Eastern time), except that certain options and futures contracts may be valued 15 minutes after the close of trading on the floor of the NYSE, on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Acquired Fund's then-current prospectus and statement of additional information.

         2.2 The net asset value of a share of each class of Acquiring Fund Shares shall be computed as of the Valuation Date, using the valuation procedures set forth in the Acquiring Fund's then-current prospectuses and statement of additional information.

         2.3 The number of MPAM shares, Investor shares and Dreyfus Premier shares (including fractional shares, if any), respectively, to be issued in exchange for the Acquired Fund's net assets shall be determined by dividing the value of the Assets, less the amount of the Liabilities, attributable to the corresponding class of the Acquired Fund, using the valuation procedures referred to in paragraph 2.1, by the net asset value of one MPAM share, Investor share and Dreyfus Premier share, respectively, determined in accordance with paragraph 2.2.

         2.4 All computations and calculations of value shall be made by Dreyfus in accordance with its regular practices as fund accountant for each Fund.

     3.  CLOSING AND CLOSING DATE.

         3.1 Consummation of the Reorganization and related acts (the "Closing") shall occur on August 29, 2002 or such other date as to which the parties may mutually agree (the "Closing Date"). All acts taking place at the Closing shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise provided. The Closing shall be held at 4:30 p.m., Eastern time, at the offices of Dreyfus, 200 Park Avenue, New York, New York, or such other time and/or place as the parties may mutually agree.

         3.2 The Acquired Fund shall deliver to the Acquiring Fund at the Closing a statement of assets and liabilities, including a schedule of the Assets setting forth for all portfolio securities thereon their adjusted tax basis and holding period by lot, as of the Closing, certified by the Dreyfus Trust's Treasurer or Assistant Treasurer. The Custodian shall deliver at the Closing a certificate of an authorized officer stating that the Assets have been presented for examination to the Acquiring Fund prior to the Closing Date and have been delivered in proper form to the Acquiring Fund.

         3.3 If on the Valuation Date (a) the NYSE or another primary trading market for portfolio securities of either Fund is closed to trading or trading thereon is restricted or (b) trading or the reporting of trading on the NYSE or elsewhere is disrupted so that accurate appraisal of the value of the net assets of either Fund or determination of the net asset value of any class of their shares is impracticable, the Closing Date shall be postponed until the first business day after the day when trading has been fully resumed and reporting has been restored.

         3.4 The transfer agent for the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited to the Acquired Fund on the Closing Date to the Secretary of the Dreyfus Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

     4.  REPRESENTATIONS AND WARRANTIES.

         4.1 The Dreyfus Trust, on behalf of the Acquired Fund, represents and warrants to the MPAM Trust as follows:

              (a) The Acquired Fund is a duly established and designated series of the Dreyfus Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

              (b) The Dreyfus Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

              (c) The current prospectus and statement of additional information of the Acquired Fund and any supplements thereto conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) The Acquired Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Dreyfus Trust's Agreement and Declaration of Trust dated March 28, 1983, as amended and restated December 9, 1992 (the "Trust Instrument"), or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound.

              (e) The Acquired Fund has no material contracts or other commitments outstanding (other than this Agreement) which will be terminated with liability to it on or prior to the Closing Date.

              (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquired Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

              (g) The Statements of Assets and Liabilities of the Acquired Fund as of June 30, 2001, June 30, 2000 and June 30, 1999 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the MPAM Trust) fairly reflect the financial condition of the

Acquired Fund as of such dates, and there are no known contingent liabilities of the Acquired Fund as of such dates not disclosed therein.

              (h) Since June 30, 2001, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the unaudited statement of assets and liabilities referred to in paragraph 1.3.

              (i) At the Closing Date, all Federal and other tax returns and reports of the Acquired Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the Dreyfus Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (j) The Acquired Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquired Fund met all the requirements of Subchapter M of the Code ("Subchapter M") for qualification and treatment as a "regulated investment company"; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

              (k) The Liabilities were incurred by the Acquired Fund in the ordinary course of its business.

              (l) The Acquired Fund is not under the jurisdiction of a court in a "title 11 or similar case" (within the meaning of section 368(a)(3)(A) of the Code).

              (m) Not more than 25% of the value of the Acquired Fund's total assets (excluding cash, cash items and U.S. government securities) is invested in the stock and securities of any one issuer, and not more than 50% of the value of such assets is invested in the stock and securities of five or fewer issuers.

              (n) The Acquired Fund will be terminated as soon as reasonably practicable after the Reorganization, but in all events within six months after the Closing Date.

              (o) All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid upon receipt of full payment in accordance with the terms contemplated by the Acquired Fund's then-current prospectus and statement of additional information, and non-assessable by the Acquired Fund. All of the issued and outstanding shares of the Acquired Fund will, on the Closing Date, be held by the persons and in the amounts set forth in the records of the transfer agent, as certified in paragraph 3.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquired Fund Shares, nor is there outstanding any security convertible into any Acquired Fund Shares.

              (p) On the Closing Date, the Acquired Fund will have full right, power and authority to sell, assign, transfer and deliver the Assets.

              (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Dreyfus Board, and, subject to the approval of the Acquired Fund's shareholders, this Agreement will constitute the valid and legally binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

              (r) The proxy statement of the Acquired Fund (the "Proxy Statement") included in the Registration Statement referred to in paragraph 5.5 (other than information therein that has been furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

         4.2 The MPAM Trust, on behalf of the Acquiring Fund, represents and warrants to the Dreyfus Trust as follows:

              (a) The Acquiring Fund is a duly established and designated series of the MPAM Trust, an unincorporated business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts, and has power to carry on its business as it is now being conducted and to carry out this Agreement.

              (b) The MPAM Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.

              (c) The current prospectuses and statement of additional information of the Acquiring Fund and any supplements thereto conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

              (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the MPAM Trust's Amended and Restated Agreement and Declaration of Trust dated June 5, 2000 (the "Declaration of Trust") or its Bylaws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound.

              (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Acquiring Fund or any of its properties that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated hereby.

              (f) The Statements of Assets and Liabilities of the Acquiring Fund as of August 31, 2001 and as of September 1, 2000 have been audited by KPMG LLP, independent auditors, and are in accordance with generally accepted accounting principles, consistently applied, and such statements (copies of which have been furnished to the Dreyfus Trust) fairly reflect the financial condition of the Acquiring Fund as of such dates.

              (g) Since August 31, 2001, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed in writing to the Dreyfus Trust.

              (h) At the Closing Date, all Federal and other tax returns and reports of the Acquiring Fund required by law then to have been filed shall have been filed, and all Federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the best of the MPAM Trust's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

              (i) The Acquiring Fund is a "fund" as defined in section 851(g)(2) of the Code; for each taxable year of its operation, the Acquiring Fund met all the requirements of Subchapter M for qualification and treatment as a regulated investment company; it will continue to meet all such requirements for its taxable year that includes the Closing Date; and it has no earnings and profits accumulated in any taxable year in which the provisions of Subchapter M did not apply to it.

              (j) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Liabilities) will be issued in exchange for the Assets in the Reorganization.

              (k) The Acquiring Fund has no plan or intention to issue additional Acquiring Fund Shares following the Reorganization except for shares issued in the ordinary course of its business as a series of an open-end investment company; nor does the Acquiring Fund, or any person "related" (within the meaning of section 1.368-1(e)(3) of the Regulations) to the Acquiring Fund, have any plan or intention to redeem or otherwise reacquire -- during the five-year period beginning at the Closing Date, either directly or through any transaction, agreement or arrangement with any other person -- with consideration other than Acquiring Fund Shares, any Acquiring Fund Shares issued to the Acquired Fund Shareholders pursuant to the Reorganization, other than through redemptions arising in the ordinary course of that business as required by section 22(e) of the 1940 Act.

              (l) The Acquiring Fund will, after the Reorganization, (i) continue the "historic business" (within the meaning of section 1.368-1(d)(2) of the Regulations) that the Acquired Fund conducted before the Reorganization and
(ii) use a significant portion of the Acquired Fund's "historic business assets" (within the meaning of section 1.368-1(d)(3) of the Regulations) in that business.

              (m) There is no plan or intention for the Acquiring Fund to be dissolved or merged into another business trust or corporation or any "fund" thereof (within the meaning of section 851(g)(2) of the Code) following the Reorganization.

              (n) Immediately after the Reorganization (i) not more than 25% of the value of the Acquiring Fund's total assets (excluding cash, cash items, and U.S. government securities) will be invested in the stock and securities of any one issuer and (ii) not more than 50% of the value of such assets will be invested in the stock and securities of five or fewer issuers.

              (o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Acquired Fund.

              (p) All Acquiring Fund Shares, when issued pursuant to the Reorganization, will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

              (q) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the MPAM Board and, if required, the Acquiring Fund shareholders, and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

              (r) The Proxy Statement included in the Registration Statement referred to in paragraph 5.5 (only insofar as it relates to the Acquiring Fund and is based on information furnished by the Acquiring Fund) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

     5.  COVENANTS OF THE FUNDS.

         5.1 Each Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

         5.2 The Dreyfus Trust will call a meeting of the Acquired Fund's shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.

         5.3 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.4 As promptly as practicable, but in any case within sixty days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in form reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Acquired Fund for Federal income tax purposes that will be carried over to the Acquiring Fund under Section 381 of the Code, which statement shall be certified by the Dreyfus Trust's President or Vice President and its Treasurer.

         5.5 The MPAM Trust shall prepare a prospectus that, together with the Proxy Statement, shall be included in a registration statement on Form N-14 of the MPAM Trust relating to the Acquiring Fund Shares issuable hereunder (the "Registration Statement") to be filed in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and the rules thereunder.

         5.6 The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

         5.7 The Funds shall cooperate in the preparation and filing as promptly as practicable with the Commission of an application, in form and substance reasonably satisfactory to their counsel, for exemptive relief from the provisions of Section 17 of the 1940 Act, and from any other provision of the 1940 Act deemed necessary or advisable by such counsel, to permit consummation of the Reorganization as contemplated hereby (the "Exemptive Application"). The Funds shall use all reasonable efforts to obtain the relief requested by the Exemptive Application.

     6.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquired Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         6.1 All representations and warranties of the Dreyfus Trust on behalf of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         6.2 The Acquired Fund shall have delivered to the Acquiring Fund the statement of the Acquired Fund's assets and liabilities referred to in paragraph
1.3 and the schedule of Assets referred to in paragraph 3.2.

         6.3 The Dreyfus Trust shall have delivered to the MPAM Trust on the Closing Date a certificate executed in its name by the Dreyfus Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the MPAM Trust, to the effect that the representations and warranties of the Dreyfus Trust made in this Agreement on behalf of the Acquired Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the MPAM Trust reasonably requests.

     7.  CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND.

         The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1 All representations and warranties of the MPAM Trust on behalf of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

         7.2 The MPAM Trust shall have delivered to the Dreyfus Trust on the Closing Date a certificate executed in its name by the MPAM Trust's President or Vice President and its Treasurer, in form and substance reasonably satisfactory to the Dreyfus Trust, to the effect that the representations and warranties of the MPAM Trust made in this Agreement on behalf of the Acquiring Fund are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Dreyfus Trust reasonably requests.

     8.  FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUNDS.

         If any of the conditions set forth below does not exist on or before the Closing Date with respect to either Fund, the other Fund shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

         8.1 This Agreement and the transactions contemplated hereby shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Trust Instrument.

         8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated hereby.

         8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either Fund, provided that either party hereto may for itself waive any of such conditions.

         8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The relief requested by the Exemptive Application shall have been granted in form and substance reasonably satisfactory to the counsel for each Fund.

         8.6 The Acquired Fund shall have declared a dividend or dividends that, together with all previous dividends, shall have the effect of distributing to the Acquired Fund's shareholders all of (a) the Acquired Fund's investment company taxable income (computed without regard to any deduction for dividends paid) for all taxable years or periods ending on or prior to the Closing Date,
(b) the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all such years or periods and (c) its net capital gain realized in all such years or periods (after reduction for any capital loss carry forward).

         8.7 The parties shall have received an opinion ("Tax Opinion") of Kirkpatrick & Lockhart LLP ("Counsel") substantially to the effect that, based on the facts and assumptions stated therein and conditioned on consummation of the Reorganization in accordance with this Agreement, for Federal income tax purposes:

              (a) The Acquiring Fund's acquisition of the Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, followed by the Acquired Fund's distribution of those shares PRO RATA to the Acquired Fund Shareholders constructively in exchange for their Acquired Fund Shares, will qualify as a "reorganization" within the meaning of section 368(a)(1)(C) of the Code, and each Fund will be "a party to a reorganization" within the meaning of section 368(b) of the Code;

              (b) The Acquired Fund will recognize no gain or loss on the transfer of the Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the Acquiring Fund's assumption of the Liabilities or on the subsequent distribution (whether actual or constructive) of those shares to the Acquired Fund Shareholders in exchange for their Acquired Fund Shares;

              (c) The Acquiring Fund will recognize no gain or loss on its receipt of the Assets in exchange solely for Acquiring Fund Shares and its assumption of the Liabilities;

              (d) The Acquiring Fund's tax basis in the Assets will be the same as the Acquired Fund's tax basis therein immediately before the Reorganization, and the Acquiring Fund's holding period for the Assets will include the Acquired Fund's holding period therefor;

              (e) A Beneficial Shareholder will recognize no gain or loss on the actual or constructive exchange of all its Acquired Fund Shares solely for Acquiring Fund Shares pursuant to the Reorganization; and

              (f) A Beneficial Shareholder's aggregate tax basis in the Acquiring Fund Shares it receives pursuant to the Reorganization will be the same as the aggregate tax basis in its Acquired Fund Shares it surrenders in exchange for those Acquiring Fund Shares, and its holding period for those Acquiring Fund Shares will include its holding period for those Acquired Fund Shares (provided the shareholder held them as capital assets on the Closing
Date).

         In rendering the Tax Opinion, Counsel may rely as to factual matters, exclusively and without independent verification, on the representations and warranties made in this Agreement, which Counsel may treat as representations and warranties made to it, and in separate letters addressed to Counsel and the certificates delivered pursuant to paragraphs 6.3 and 7.2.

         Notwithstanding the foregoing, the Tax Opinion will state that no opinion is expressed as to the effect of the Reorganization on the Funds or any Beneficial Shareholder with respect to any Asset as to which any unrealized gain or loss is required to be recognized for Federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     9.  TERMINATION OF AGREEMENT; EXPENSES.

         9.1 This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Dreyfus Board or of the MPAM Board, as the case may be, at any time prior to the Closing Date (and notwithstanding any vote of the Acquired Fund's shareholders) if circumstances develop that, in the opinion of either such Board, make proceeding with the Reorganization inadvisable.

         9.2 If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of paragraph 9.1, this Agreement shall become void and have no effect, without any liability in respect of this Agreement on the part of either party hereto or their respective Trustees, officers or shareholders.

         9.3 The expenses of the Reorganization shall be borne by Mellon Bank, N.A. or its affiliates.

     10. WAIVER.

         At any time prior to the Closing Date, any of the conditions described in Sections 6, 7 and 8 may be waived by the MPAM Board or the Dreyfus Board if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of the Acquiring Fund or of the Acquired Fund, as the case may be.

     11. MISCELLANEOUS.

         11.1 None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

         11.2 This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof. Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

         11.3 This Agreement shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization, execution and delivery of this Agreement by either Fund shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts, in each case without giving effect to principles of conflict of laws; provided that, in the case of any conflict between such laws and the Federal securities laws, the latter shall govern.

         11.4 This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

         11.5 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         11.6 (a) References herein to the "MPAM Funds Trust" (or the "MPAM Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Declaration of Trust, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the MPAM Trust. The obligations of the MPAM Trust entered into in the name or on behalf of the Acquiring Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the MPAM Trust or on the shareholders or representatives of the Acquiring Fund personally, but bind only the Acquiring Fund's property; and all persons dealing with the Acquiring Fund must look solely to the Acquiring Fund's property for the enforcement of any claims against the Acquiring Fund.

              (b) References herein to the "The Dreyfus/Laurel Tax-Free Municipal Funds" (or the "Dreyfus Trust") or its Trustees refer to them, respectively, not individually or personally, but as acting from time to time under the Trust Instrument, a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and at the principal office of the Dreyfus Trust. The obligations of the Dreyfus Trust entered into in the name or on behalf of the Acquired Fund, its representatives or agents, are made not individually, but in such capacities, and are not binding upon any of the other series of the Dreyfus Trust or on the shareholders or representatives of the Acquired Fund personally, but bind only the Acquired Fund's property; and all persons dealing with the Acquired Fund must look solely to the Acquired Fund's property for the enforcement of any claims against the Acquired Fund.

         11.7 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquired Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Dreyfus Trust on behalf of the Acquired Fund.

         11.8 Any references in this Agreement to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the Acquiring Fund shall be deemed references to actions taken, deliveries by or to, representations and warranties made by or to, or obligations of, the MPAM Trust on behalf of the Acquiring Fund.

         11.9 If this Agreement is not approved by any class of the Acquired Fund's shareholders, the Dreyfus Board will consider appropriate courses of action for that class and the Acquired Fund as a whole, including liquidating that class of the Acquired Fund Shares, continuing only certain Acquired Fund Share classes and/or exchanging shares of classes of the Acquired Fund that approve this Agreement for the shares of corresponding classes of the Acquiring Fund.

         IN WITNESS WHEREOF, the MPAM Trust and the Dreyfus Trust each have caused this Agreement to be executed and attested on its behalf by its duly authorized representatives as of the date first above written.


THE DREYFUS / LAUREL TAX-FREE MUNICIPAL FUNDS, on behalf of Dreyfus Premier Limited Term Municipal Fund


By:   ___________________________________
      Stephen E. Canter,
      President


ATTEST:  _______________________
         Steven F. Newman,
         Secretary



MPAM FUNDS TRUST,
on behalf of MPAM National Intermediate Municipal Bond Fund



By:   ___________________________________
      David F. Lamere,
      President


ATTEST:  ____________________
         Jeff S. Prusnofsky,
         Secretary

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND

      The undersigned shareholder of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), hereby appoints Steven F. Newman and Jeff Prusnofsky, and each of them, the attorneys and proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of beneficial interest of the Acquired Fund standing in the name of the undersigned at the close of business on May 30, 2002, at a Special Meeting of Shareholders to be held at the offices of The Dreyfus Corporation, 200 Park Avenue, 7th Floor, New York, New York 10166, at 10:30 a.m. on Thursday, August 22, 2002, and at any and all adjournments thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Prospectus/Proxy Statement for the meeting.

      THIS PROXY IS SOLICITED BY THE DREYFUS TRUST'S BOARD OF TRUSTEES AND WILL BE VOTED FOR THE PROPOSAL BELOW UNLESS OTHERWISE INDICATED.

      Please fill in box(es) as shown using black or blue ink or number 2 pencil. PLEASE DO NOT USE FINE POINT PENS.

      1. To approve an Agreement and Plan of Reorganization between the Dreyfus Trust, on behalf of the Acquired Fund, and MPAM Funds Trust, on behalf of MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares in the Acquiring Fund designated MPAM shares, Investor shares and Dreyfus Premier shares and the Acquiring Fund's assumption of the Acquired Fund's stated liabilities, and the PRO RATA distribution of those shares to the Acquired Fund's shareholders and the subsequent termination of the Acquired Fund.

            FOR               AGAINST                 ABSTAIN
            |_|                 |_|                     |_|

      2. In their discretion, the proxies are authorized to vote on other business that properly comes before the meeting or any adjournment(s) thereof.

      By signing this proxy card, receipt of the accompanying Notice of Special Meeting of Shareholders and Prospectus/Proxy Statement is hereby acknowledged.
Dated: , 2002

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE
----------------------------------------


----------------------------------------
Signature(s)
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

               MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
                          A SERIES OF MPAM FUNDS TRUST

                   DREYFUS PREMIER LIMITED TERM MUNICIPAL FUND
             A SERIES OF THE DREYFUS/LAUREL TAX-FREE MUNICIPAL FUNDS

                                 200 PARK AVENUE
                            NEW YORK, NEW YORK 10166
                                 1-800-645-6561

                       STATEMENT OF ADDITIONAL INFORMATION


                              DATED June 17, 2002

      This Statement of Additional Information (the "SAI"), which is not a Prospectus, relates to the acquisition of Dreyfus Premier Limited Term Municipal Fund (the "Acquired Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds (the "Dreyfus Trust"), by MPAM National Intermediate Municipal Bond Fund (the "Acquiring Fund"), a series of MPAM Funds Trust (the "MPAM Trust"). This SAI supplements and should be read in conjunction with the Prospectus/Proxy Statement dated June 17, 2002. To obtain a copy of the Prospectus/Proxy Statement, please write to the Acquiring Fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11566-0144, or call 1-800-554-4611.

      This SAI consists of this cover page, the unaudited PRO FORMA financial statements of the Acquired Fund and Acquiring Fund (giving effect to the Reorganization) as of February 28, 2002, and the following described documents, each of which is incorporated by reference herein and accompanies this SAI:

       A. The Prospectus for the Acquiring Fund relating to the Investor shares and MPAM shares, dated May 22, 2002, filed on May 21, 2002, accession number 0001111565-02-000007.

       B. The Prospectus for the Acquiring Fund relating to the Dreyfus Premier shares, dated May 22, 2002, filed on May 21, 2002, accession number 0001111565-02-000007.

      C.    The Statement of Additional Information of the Acquiring Fund, dated
            May  22,   2002,  filed  on  May 21,  2002,  accession  number
            0001111565-02-000007.

       D.   The  Semi-Annual  Report of the Acquiring  Fund,  dated February 28,
            2002,    filed    on    May    7,    2002,       accession    number
            0001111565-02-000005.

       E. The Annual Report of the Acquiring Fund, dated August 31, 2001, filed on November 9, 2001, accession number 0001111565-01-500010.

       F. The Prospectus for the Acquired Fund, dated November 1, 2001, filed on October 26, 2001, accession number 0000717341-01-500011.

       G. The Semi-Annual Report for the Acquired Fund, dated December 31, 2001, filed on March 7, 2002, accession number 0000717341-02-000002.

       H. The Annual Report for the Acquired Fund, dated June 30, 2001, filed on August 31, 2001 accession number 0000717341-01-500009.


      The following tables set forth the unaudited PRO FORMA Statement of Assets and Liabilities as of February 28, 2002, the unaudited PRO FORMA Statement of Operations for the twelve month period ended February 28, 2002 and the unaudited PRO FORMA Statement of Investments as of February 28, 2002 for the Acquired Fund and Acquiring Fund as adjusted giving effect to the Reorganization.

      The unaudited PRO FORMA Statement of Investments contains information about the securities holdings of the Acquired Fund and the Acquiring Fund as of February 28, 2002. The holdings of the Acquired Fund and Acquiring Fund have changed since that date due to normal portfolio turnover in response to changes in market conditions. It is not anticipated, however, that any of the Acquired Fund's securities would need to be sold if the Acquired Fund's shareholders approve the Reorganization.

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----
Pro Forma Statement of Investments.....................................      A-1
Pro Forma Statement of Assets and Liabilities..........................      B-1
Pro Forma Statement of Operations......................................      C-1
Notes to Pro Forma Financial Statements................................      D-1

PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
FEBRUARY 28, 2002

                                                                                                                    PRINCIPAL AMOUNT
                                                                         -----------------------------------------------------------
                                                                               MPAM                      DREYFUS           Pro Forma
                                                                         NATIONAL INTERMEDIATE   PREMIER LIMITED
                                                                          MUNICIPAL BOND          TERM MUNICIPAL           Combined
LONG-TERM MUNICIPAL INVESTMENTS--93.1%                                         FUND                         FUND           (Note 1)
------------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.4%


Alabama 5%, 6/1/2009                                                         2,495,000                                    2,495,000


ALASKA--.2%


Anchorage, Electric Utility Revenue
        8%, 12/1/2010 (Insured; MBIA)                                        1,000,000                                    1,000,000

ARIZONA--5.2%


Arizona Transportation Board, Highway Revenue
        5.25%, 7/1/2015                                                      3,500,000                                    3,500,000


Maricopa County Unified School District:
        (Paradise Valley) 6.35%, 7/1/2010 (Insured; MBIA)                                                550,000            550,000
        (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)                       1,905,000                                    1,905,000
        (Scottsdale School) 6.60%, 7/1/2012                                  1,250,000                                    1,250,000


Phoenix 6.25%, 7/1/2016                                                                                1,250,000          1,250,000


Phoenix Civic Improvement Corp. Water System Revenue
        5.25%, 7/1/2016 (Insured; FGIC)                                      3,920,000                                    3,920,000


Phoenix Industrial Development Authority, SFMR
        6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)                        2,180,000                                    2,180,000


PRO FORMA  STATEMENT OF INVESTMENTS (UNAUDITED)  (continued)
MPAM NATIONAL INTERMEDIATE MUNICIPAL BOND FUND
FEBRUARY 28, 2002

                                                                                                                           Value ($)
                                                                 -------------------------------------------------------------------
                                                                                  MPAM                   Dreyfus         Pro Forma
                                                                 National Intermediate           Premier Limited
                                                                        Municipal Bond            Term Municipal          Combined
                                                                                  Fund                      Fund           (Note 1)
LONG-TERM MUNICIPAL INVESTMENTS--93.1%
-----------------------------------------------------------------------------------------------------------------------------------
ALABAMA--.4%                                                                2,685,693                                     2,685,693


Alabama 5%, 6/1/2009


ALASKA--.2%


Anchorage, Electric Utility Revenue
        8%, 12/1/2010 (Insured; MBIA)                                       1,278,090                                     1,278,090

ARIZONA--5.2%
                                                                            2,334,177

Arizona Transportation Board, Highway Revenue
        5.25%, 7/1/2015                                                     3,718,785                                     3,718,785



Maricopa County Unified School District:
        (Paradise Valley) 6.35%, 7/1/2010 (Insured; MBIA)                                                643,638            643,638
        (Paradise Valley) 7%, 7/1/2011 (Insured; MBIA)                      2,334,177                                     2,334,177
        (Scottsdale School) 6.60%, 7/1/2012                                 1,507,300                                     1,507,300


Phoenix 6.25%, 7/1/2016                                                                                1,479,963          1,479,963


Phoenix Civic Improvement Corp. Water System Revenue
        5.25%, 7/1/2016 (Insured; FGIC)                                     4,208,630                                     4,208,630


Phoenix Industrial Development Authority, SFMR
        6.60%, 12/1/2029 (Collateralized; FNMA, GNMA)                       2,305,394                                     2,305,394



Salt River Project Agricultural Improvement & Power District,
        Electric System Revenue:
                     5%, 1/1/2004                                            5,000,000                                    5,000,000
                     5%, 1/1/2005                                                                      1,510,000          1,510,000
                     5%, 1/1/2010                                                                      1,000,000          1,000,000
                     5%, 1/1/2012                                            1,260,000                                    1,260,000


Scottsdale Industrial Development Authority, HR
        (Scottsdale Healthcare) 5.70%, 12/1/2021                             1,000,000                                    1,000,000


Tucson:
        5%, 7/1/2005                                                                                   1,000,000 a        1,000,000
        5%, 7/1/2012                                                         1,365,000                                    1,365,000
University of Arizona, University Revenues
        5%, 6/1/2005 (Insured; FSA)                                          2,620,000 a               1,000,000 a        3,620,000


CALIFORNIA--6.9%


California:
        6.80%, 10/1/2005                                                                                 700,000             700,000
        4%, 2/1/2007                                                         2,000,000                 1,095,000           3,095,000
        5.75%, 3/1/2008                                                        190,000                                       190,000
        5.75%, 3/1/2008 (Prerefunded 3/1/2008)                                  45,000  b                                     45,000
        6.60%, 2/1/2009                                                                                  510,000             510,000
        5.75%, 3/1/2009                                                         80,000                                        80,000
        5.75%, 3/1/2009 (Prerefunded 3/1/2005)                                  15,000  b                                     15,000


California Educational Facilities Authority:
        (Pepperdine University) 5.75%, 9/15/2030                             3,000,000                                     3,000,000
        (Stanford University) 5%, 11/1/2011                                  4,000,000                                     4,000,000


California Housing Finance Agency, Home Mortgage Revenue
           5.65%, 8/1/2006 (Insured; MBIA)                                                               655,000             655,000


California Rural Home Mortgage Finance Authority, SFMR
          5.75%, 8/1/2009                                                                                 20,000              20,000


Salt River Project Agricultural Improvement & Power District,                                                             4,208,630
        Electric System Revenue:
                     5%, 1/1/2004                                           5,251,650                                     5,251,650
                     5%, 1/1/2005                                                                      1,605,402          1,605,402
                     5%, 1/1/2010                                                                      1,071,210          1,071,210
                     5%, 1/1/2012

                                                                            1,344,168                                     1,344,168
Scottsdale Industrial Development Authority, HR
        (Scottsdale Healthcare) 5.70%, 12/1/2021                              999,310                                       999,310



Tucson:
        5%, 7/1/2005                                                                                  1,069,050           1,069,050
        5%, 7/1/2012                                                        1,445,003                                     1,445,003
University of Arizona, University Revenues
        5%, 6/1/2005 (Insured; FSA)                                         2,805,627                 1,070,850           3,876,477


CALIFORNIA--6.9%


California:
        6.80%, 10/1/2005                                                                                795,536             795,536
        4%, 2/1/2007                                                        2,051,660                 1,123,284           3,174,944
        5.75%, 3/1/2008                                                       202,565                                       202,565
        5.75%, 3/1/2008 (Prerefunded 3/1/2008)                                 49,901                                        49,901
        6.60%, 2/1/2009                                                                                 590,998             590,998
        5.75%, 3/1/2009                                                        85,560                                        85,560
        5.75%, 3/1/2009 (Prerefunded 3/1/2005)                                 16,634                                        16,634


California Educational Facilities Authority:
        (Pepperdine University) 5.75%, 9/15/2030                            3,169,170                                     3,169,170
        (Stanford University) 5%, 11/1/2011                                 4,404,080                                     4,404,080


California Housing Finance Agency, Home Mortgage Revenue
           5.65%, 8/1/2006 (Insured; MBIA)                                                               697,647             697,647


California Rural Home Mortgage Finance Authority, SFMR
          5.75%, 8/1/2009                                                                                 20,354              20,354


California Statewide Community Development Authority,
        Revenue:
                     (Kaiser Permanente) 3.85%, 8/1/2031                     1,250,000                                     1,250,000
                     Multi Family Housing:
                               (Archstone/Seascape):
                                    5.25%, 6/1/2029                          4,000,000                                     4,000,000
                                    5.30%, 6/1/2029                                                    1,000,000           1,000,000
                               (Equity Residential) 5.20%, 12/1/2029         2,000,000                 1,000,000           3,000,000


Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue:
                     Zero Coupon, 7/15/2009 (Insured; MBIA)                                            1,000,000 c         1,000,000
                     Zero Coupon, 1/15/2020                                  1,505,000  c                                  1,505,000
                     Zero Coupon, 1/15/2026 (Insured; MBIA)                  7,000,000  c                                  7,000,000


Kern High School District
        6.40%, 2/1/2012 (Insured; MBIA)                                      2,000,000                   750,000           2,750,000


Los Angeles Department of Water & Power,
        Power Systems Revenue 5.25%, 7/1/2011 (Insured; MBIA)                3,250,000                                     3,250,000


Modesto, Wastewater Treatment Facilities Revenue
        6%, 11/1/2009 (Insured; MBIA)                                                                    500,000             500,000
Oakland Joint Powers Financing Authority, LR
  (Oakland Convention Centers) 5.50%, 10/1/2013 (Insured; AMBAC)                                       1,500,000           1,500,000


Sacramento Municipal Utilities District, Electrical Revenue 5.30%, 7/1/2012                            1,600,000           1,600,000


San Diego County Regional Transportation Commission, Sales Tax Revenue
  6%, 4/1/2004 (Insured; FGIC)                                                                           250,000             250,000


San Francisco City and County Airport Commission, International Airport Revenue
  5.625%, 5/1/2006 (Insured; FGIC)                                                                       500,000             500,000


San Francisco City and County Public Utilities Commission, Water Revenue:
  6%, 11/1/2003                                                                                          750,000             750,000
  6.375%, 11/1/2006                                                                                      500,000             500,000

California Statewide Community Development Authority,
        Revenue:
                     (Kaiser Permanente) 3.85%, 8/1/2031                    1,256,038                                     1,256,038
                     Multi Family Housing:
                               (Archstone/Seascape):
                                    5.25%, 6/1/2029                         4,080,840                                     4,080,840
                                    5.30%, 6/1/2029                                                     1,022,880         1,022,880
                               (Equity Residential) 5.20%, 12/1/2029        2,096,900                   1,048,450         3,145,350


Foothill/Eastern Transportation Corridor Agency,
        Toll Road Revenue:
                     Zero Coupon, 7/15/2009 (Insured; MBIA)                                               687,900           687,900
                     Zero Coupon, 1/15/2020                                 1,044,214                                     1,044,214
                     Zero Coupon, 1/15/2026 (Insured; MBIA)                 4,815,300                                     4,815,300


Kern High School District
        6.40%, 2/1/2012 (Insured; MBIA)                                     2,390,540                     896,453         3,286,993


Los Angeles Department of Water & Power,
        Power Systems Revenue 5.25%, 7/1/2011 (Insured; MBIA)               3,613,448                                     3,613,448


Modesto, Wastewater Treatment Facilities Revenue
        6%, 11/1/2009 (Insured; MBIA)                                                                     582,185           582,185
Oakland Joint Powers Financing Authority, LR                                                            1,695,855         1,695,855
  (Oakland Convention Centers) 5.50%, 10/1/2013 (Insured; AMBAC)


Sacramento Municipal Utilities District, Electrical Revenue 5.30%, 7/1/2012                             1,733,744         1,733,744


San Diego County Regional Transportation Commission, Sales Tax Revenue
  6%, 4/1/2004 (Insured; FGIC)                                                                            270,728           270,728


San Francisco City and County Airport Commission, International Airport Revenue
  5.625%, 5/1/2006 (Insured; FGIC)                                                                        546,560           546,560


San Francisco City and County Public Utilities Commission, Water Revenue:                                 785,513           785,513
  6%, 11/1/2003
  6.375%, 11/1/2006                                                                                       526,655           526,655


San Jose Redevelopment Agency, Tax Allocation
  (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA)                                       625,000             625,000


Santa Margarita-Dana Point Authority, Revenue
  7.25%, 8/1/2007 (Insured; MBIA)                                                                        500,000             500,000


Westside Unified School District 6%, 8/1/2014 (Insured; AMBAC)                                           385,000             385,000


COLORADO--3.4%


Colorado Department of Transportation Revenue, Transportation, RAN                                     1,000,000           1,000,000
  5.25%, 6/15/2010 (Insured; MBIA)


Colorado Health Facilities Authority, Revenue
        (Vail Valley Medical Center)
        5.75%, 1/15/2022                                                     1,770,000                                     1,770,000


Colorado Housing Finance Authority
        (Single Family Program):
                     6.75%,  4/1/2015                                                                    500,000             500,000
                     7.10%, 5/1/2015                                           225,000                                       225,000
                     6.05%, 10/1/2016                                          860,000                                       860,000
                     6.70%, 10/1/2016                                                                    480,000             480,000
                     6.75%, 10/1/2021                                        1,935,000                                     1,935,000
                     7.55%, 11/1/2027                                          340,000                                       340,000
                     6.80%, 11/1/2028                                          430,000                                       430,000
                     7.15%, 10/1/2030                                                                    945,000             945,000


Jefferson County School District:
        5.25%, 12/15/2005 (Insured; MBIA)                                    1,680,000                                    1,680,000
        6.50%, 12/15/2010 (Insured; MBIA)                                    1,500,000                                    1,500,000


Northwest Parkway Public Highway Authority:
        Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                        1,000,000 c        1,000,000
        Zero Coupon, 6/15/2017 (Insured; FSA)                                6,690,000 c                                  6,690,000
        Zero Coupon, 6/15/2018 (Insured; FSA)                                5,000,000 c                                  5,000,000


San Jose Redevelopment Agency, Tax Allocation
  (Merged Area Redevelopment Project) 6%, 8/1/2009 (Insured; MBIA)                                       724,819            724,819



  7.25%, 8/1/2007 (Insured; MBIA)                                                                        603,835            603,835


Westside Unified School District 6%, 8/1/2014 (Insured; AMBAC)                                           452,564            452,564


COLORADO--3.4%


Colorado Department of Transportation Revenue, Transportation, RAN                                     1,093,000          1,093,000
  5.25%, 6/15/2010 (Insured; MBIA)


Colorado Health Facilities Authority, Revenue
        (Vail Valley Medical Center)                                        1,759,504                                     1,759,504
        5.75%, 1/15/2022


Colorado Housing Finance Authority
        (Single Family Program):
                     6.75%,  4/1/2015                                                                    562,975            562,975
                     7.10%, 5/1/2015                                          239,407                                       239,407
                     6.05%, 10/1/2016                                         925,988                                       925,988
                     6.70%, 10/1/2016                                                                    528,662            528,662
                     6.75%, 10/1/2021                                       2,168,322                                     2,168,322
                     7.55%, 11/1/2027                                         357,666                                       357,666
                     6.80%, 11/1/2028                                         459,851                                       459,851
                     7.15%, 10/1/2030                                       1,060,564                                     1,060,564

Jefferson County School District:
        5.25%, 12/15/2005 (Insured; MBIA)                                   1,829,503                                     1,829,503
        6.50%, 12/15/2010 (Insured; MBIA)                                   1,784,895                                     1,784,895


Northwest Parkway Public Highway Authority:
        Zero Coupon, 6/15/2011 (Insured; AMBAC)                                                          624,710            624,710
        Zero Coupon, 6/15/2017 (Insured; FSA)                               4,179,310                                     4,179,310
        Zero Coupon, 6/15/2018 (Insured; FSA)                               3,120,250                                     3,120,250



University of Colorado, Enterprise System Revenue:
          5%, 6/1/2009                                                                                   500,000            500,000
          5.50%, 6/1/2010                                                                                500,000            500,000


CONNECTICUT--1.5%


Connecticut:
        5%, 11/15/2005                                                       2,000,000                   500,000           2,500,000
        Special Tax Revenue, Transportation Infrastructure
                     5%, 10/1/2005 (Insured; FSA)                            4,000,000                                     4,000,000


Mohegan Tribe Indians, Gaming Authority,
        Public Improvement (Priority Distribution)
        6%, 1/1/2016                                                                                   1,750,000           1,750,000


Stamford 6.60%, 1/15/2007                                                                                500,000             500,000


DISTRICT OF COLUMBIA--.3%


District of Columbia Tobacco Settlement Financing Corp.
                     6.50%, 5/15/2033                                        1,000,000                 1,000,000           2,000,000


FLORIDA--2.9%


Broward County, RRR:
        (Wheelabrator North) 4.50%, 12/1/2011                                2,230,000                                     2,230,000
        (Wheelabrator South) 4.50%, 6/1/2011                                 1,750,000                   500,000           2,250,000


Florida Municipal Loan Council
        5.75%, 11/1/2015 (Insured; MBIA)                                                                 520,000             520,000


Hillsborough County Educational Facilities Authority
                     (University of Tampa Project)
                     5.75%, 4/1/2008                                         3,530,000                                     3,530,000


Key West Utility Board, Electric Revenue
          5.75%, 10/1/2006 (Insured; AMBAC)                                                            1,000,000           1,000,000


Orlando Utilities Commission, Water and Electric Revenue:
        5.25%, 10/1/2014                                                     2,000,000                                     2,000,000
        5.25%, 10/1/2015                                                     4,290,000                                     4,290,000


Palm Beach County Health Facilities Authority, Revenue
        (Birch Corp. Obligated Group) 5%, 12/1/2012                          1,565,000                                     1,565,000


GEORGIA--2.7%


Chatham County Hospital Authority
        (Memorial Health Medical Center)
        6.125%, 1/1/2024                                                     1,480,000                 1,000,000           2,480,000


DeKalb County, Water & Sewer Revenue
        6.25%, 10/1/2005                                                     1,000,000                                     1,000,000


Georgia:
        6.10%, 3/1/2005                                                      2,000,000                                     2,000,000
        5.95%, 3/1/2008                                                      3,650,000                                     3,650,000
        5.40%, 11/1/2010                                                                               1,000,000           1,000,000
        5.75%, 9/1/2011                                                      3,460,000                                     3,460,000


Municipal Electric Authority (Project One):
        6%, 1/1/2005 (Insured; AMBAC)                                        1,295,000                                     1,295,000
        6%, 1/1/2006                                                                                     900,000             900,000


IDAHO--.3%


Canyon County (School District No. 131 Nampa)
        4.75%, 7/30/2010 (Insured; FGIC)                                     1,720,000                                     1,720,000


ILLINOIS--6.1%


Chicago, SFMR
        4.70% 10/1/2017 (Collateralized; FNMA, GNMA)                          915,000                                        915,000


Chicago Metropolitan Water Reclamation District
        (Chicago Capital Improvement)
        7.25% 12/1/2012                                                      7,500,000                 1,000,000           8,500,000


Chicago O'Hare International Airport, Revenue:
        Passenger Facility Charge:
                     6%, 1/1/2005 (Insured; AMBAC)                           2,165,000                                     2,165,000
                     5.625%, 1/1/2015 (Insured; AMBAC)                       2,000,000                                     2,000,000
        Second Lien Passenger Facility
                     5.50%, 1/1/2004 (Insured; AMBAC)                        1,000,000                                     1,000,000


Dupage County, Community High School District Number 099 (Downers Grove)
          5.50%, 12/1/2014 (Insured; FSA)                                                              1,000,000           1,000,000


Illinois:
        5.50%, 8/1/2003                                                      2,100,000                                     2,100,000
        6.10%, 10/1/2003                                                     2,270,000                                     2,270,000
        5.60%, 6/1/2004                                                                                  750,000             750,000
        5.70%, 8/1/2008                                                      2,000,000                                     2,000,000


Illinois Health Facilities Authority, Revenue
        (Community Provider Pooled Program):
                     7.90%, 8/15/2003 (Insured; MBIA)                           39,000                                        39,000
                     7.90%, 8/15/2003 (Insured; MBIA)                          437,000                                       437,000
        (Loyola University Health System)
                     5.75%, 7/1/2011                                         3,500,000                                     3,500,000
Lake County Community Unitary School District
        (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)                          3,150,000                                     3,150,000


Regional Transportation Authority:
        7.75%, 6/1/2009 (Insured; FGIC)                                      1,000,000                                     1,000,000
        7.75%, 6/1/2010 (Insured; FGIC)                                      1,620,000                                     1,620,000
        7.75%, 6/1/2012 (Insured; FGIC)                                      1,500,000                   390,000           1,890,000



University of Colorado, Enterprise System Revenue:
          5%, 6/1/2009                                                                                   537,555            537,555
          5.50%, 6/1/2010                                                                                553,940           553,940



CONNECTICUT--1.5%


Connecticut:
        5%, 11/15/2005                                                      2,164,240                    541,060          2,705,300
        Special Tax Revenue, Transportation Infrastructure
                     5%, 10/1/2005 (Insured; FSA)                           4,318,520                                     4,318,520


Mohegan Tribe Indians, Gaming Authority,
        Public Improvement (Priority Distribution)
        6%, 1/1/2016                                                                                     1,775,813        1,775,813


Stamford 6.60%, 1/15/2007                                                                                  574,695          574,695


DISTRICT OF COLUMBIA--.3%


District of Columbia Tobacco Settlement Financing Corp.
                     6.50%, 5/15/2033                                       1,067,830                    1,067,830        2,135,660


FLORIDA--2.9%


Broward County, RRR:
        (Wheelabrator North) 4.50%, 12/1/2011                               2,185,868                                     2,185,868
        (Wheelabrator South) 4.50%, 6/1/2011                                1,716,768                      490,505        2,207,273


Florida Municipal Loan Council
        5.75%, 11/1/2015 (Insured; MBIA)                                                                   575,884          575,884


Hillsborough County Educational Facilities Authority
                     (University of Tampa Project)
                     5.75%, 4/1/2008                                        3,789,843                                     3,789,843


Key West Utility Board, Electric Revenue
          5.75%, 10/1/2006 (Insured; AMBAC)                                                              1,113,710        1,113,710


Orlando Utilities Commission, Water and Electric Revenue:
        5.25%, 10/1/2014                                                    2,167,960                                     2,167,960
        5.25%, 10/1/2015                                                    4,634,744                                     4,634,744


Palm Beach County Health Facilities Authority, Revenue
        (Birch Corp. Obligated Group) 5%, 12/1/2012                         1,569,398                                     1,569,398


GEORGIA--2.7%


Chatham County Hospital Authority
        (Memorial Health Medical Center)
        6.125%, 1/1/2024                                                    1,533,768                    1,036,330        2,570,098


DeKalb County, Water & Sewer Revenue
        6.25%, 10/1/2005                                                    1,118,890                                     1,118,890


Georgia:
        6.10%, 3/1/2005                                                     2,194,300                                     2,194,300
        5.95%, 3/1/2008                                                     4,117,930                                     4,117,930
        5.40%, 11/1/2010                                                                                 1,109,830        1,109,830
        5.75%, 9/1/2011                                                     3,933,536                                     3,933,536


Municipal Electric Authority (Project One):
        6%, 1/1/2005 (Insured; AMBAC)                                       1,408,313                                     1,408,313
        6%, 1/1/2006                                                                                       985,086          985,086


IDAHO--.3%


Canyon County (School District No. 131 Nampa)
        4.75%, 7/30/2010 (Insured; FGIC)                                    1,818,350                                     1,818,350


ILLINOIS--6.1%


Chicago, SFMR
        4.70% 10/1/2017 (Collateralized; FNMA, GNMA)                          926,108                                       926,108


Chicago Metropolitan Water Reclamation District
        (Chicago Capital Improvement)                                       9,392,700                    1,252,360       10,645,060
        7.25% 12/1/2012


Chicago O'Hare International Airport, Revenue:
        Passenger Facility Charge:
                     6%, 1/1/2005 (Insured; AMBAC)                          2,349,480                                     2,349,480
                     5.625%, 1/1/2015 (Insured; AMBAC)                      2,106,460                                     2,106,460
        Second Lien Passenger Facility
                     5.50%, 1/1/2004 (Insured; AMBAC)                       1,050,950                                     1,050,950


Dupage County, Community High School District Number 099 (Downers Grove)
          5.50%, 12/1/2014 (Insured; FSA)                                                                1,065,810        1,065,810


Illinois:
        5.50%, 8/1/2003                                                     2,207,583                                     2,207,583
        6.10%, 10/1/2003                                                    2,375,328                                     2,375,328
        5.60%, 6/1/2004                                                                                    772,800          772,800
        5.70%, 8/1/2008                                                     2,127,780                                     2,127,780


Illinois Health Facilities Authority, Revenue
        (Community Provider Pooled Program):
                     7.90%, 8/15/2003 (Insured; MBIA)                          41,636                                        41,636
                     7.90%, 8/15/2003 (Insured; MBIA)                         439,417                                       439,417
        (Loyola University Health System)
                     5.75%, 7/1/2011                                        3,689,735                                     3,689,735
Lake County Community Unitary School District
        (Waukegan) 5.625%, 12/1/2011 (Insured; FSA)                         3,443,265                                     3,443,265


Regional Transportation Authority:
        7.75%, 6/1/2009 (Insured; FGIC)                                     1,237,680                                     1,237,680
        7.75%, 6/1/2010 (Insured; FGIC)                                     2,031,205                                     2,031,205
        7.75%, 6/1/2012 (Insured; FGIC)                                     1,922,595                      499,875        2,422,470

INDIANA--.9%


Indiana University, University Student Fee Revenue
        6%, 8/1/2017                                                         2,800,000                                     2,800,000


Purdue University, University Student Fee Revenue
         6.75%, 7/1/2009 (Prerefunded 1/1/2005)                              2,200,000 b                                   2,200,000


IOWA--.9%


Iowa Student Loan Liquidity Corp., Student Loan Revenue
          5.65%, 12/1/2005                                                                             1,000,000           1,000,000
Muscatine, Electric Revenue
        5.50%, 1/1/2011 (Insured; AMBAC)                                     2,000,000                 1,000,000           3,000,000


Tobacco Settlement Authority, Tobacco Settlement
        Revenue 5.30%, 6/1//2025                                             1,500,000                                     1,500,000


KENTUCKY--.8%


Kentucky Property & Buildings Commission, Revenue
        6%, 2/1/2014                                                         2,000,000                                     2,000,000


Kentucky Turnpike Authority, EDR
        (Revitalization's Projects):
             6.50%, 7/1/2007 (Insured; AMBAC)                                                          1,000,000           1,000,000
             5.50%, 7/1/2011                                                   225,000                                       225,000
             5.50%, 7/1/2012 (Insured; AMBAC)                                                          1,250,000           1,250,000


MAINE--.3%


Maine Municipal Bond Bank
        5.875%, 11/1/2003 (Insured; FSA)                                     1,660,000                                     1,660,000


INDIANA--.9%


Indiana University, University Student Fee Revenue
        6%, 8/1/2017                                                        3,017,476                                     3,017,476


Purdue University, University Student Fee Revenue
         6.75%, 7/1/2009 (Prerefunded 1/1/2005)                             2,503,534                                     2,503,534


IOWA--.9%


Iowa Student Loan Liquidity Corp., Student Loan Revenue
          5.65%, 12/1/2005                                                                               1,035,580        1,035,580
Muscatine, Electric Revenue
        5.50%, 1/1/2011 (Insured; AMBAC)                                    2,203,460                    1,101,730        3,305,190


Tobacco Settlement Authority, Tobacco Settlement
        Revenue 5.30%, 6/1//2025                                            1,382,325                                     1,382,325


KENTUCKY--.8%


Kentucky Property & Buildings Commission, Revenue
        6%, 2/1/2014                                                        2,289,020                                     2,289,020


Kentucky Turnpike Authority, EDR
        (Revitalization's Projects):
             6.50%, 7/1/2007 (Insured; AMBAC)                                                            1,146,790        1,146,790
             5.50%, 7/1/2011                                                  239,562                                       239,562
             5.50%, 7/1/2012 (Insured; AMBAC)                                                            1,387,875        1,387,875


MAINE--.3%


Maine Municipal Bond Bank
        5.875%, 11/1/2003 (Insured; FSA)                                    1,845,273                                     1,845,273


MARYLAND--1.3%


Montgomery County, Consolidated Public Improvement:
        5%, 2/1/2017                                                         5,200,000                                     5,200,000
        5%, 2/1/2019                                                         3,000,000                                     3,000,000


MASSACHUSETTS--4.4%


Massachusetts, Consolidated Loan:
        5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                           500,000 b           500,000
        5.75%, 10/1/2018 (Insured; MBIA, Prerefunded 10/1/2010)             10,000,000     b                              10,000,000


Massachusetts Housing Finance Agency, SFHR
        5.75%, 12/1/2029 (Insured; MBIA)                                       115,000                                       115,000


Massachusetts Municipal Wholesale Electric Company,
        Power Supply System Revenue:
                     (Project Number 6):
                         5%, 7/1/2006 (Insured; MBIA)                        3,000,000                                     3,000,000
                         5%, 7/1/2016 ( Insured; MBIA)                                                 2,000,000           2,000,000
                     (Stony Brook Intermediate)
                               4.50%, 7/1/2006 (Insured; MBIA)               5,885,000                                     5,885,000


Massachusetts Port Authority, Revenue
        5.75%, 7/1/2010                                                        925,000                    500,000          1,425,000


Weston:
          5.625%, 3/1/2017                                                                               650,000             650,000
          5.625%, 3/1/2018                                                                               665,000             665,000


Worcester (Municipal Purpose Loan) 5.75%, 10/1/2014
          (Insured; MBIA) (Prerefunded 10/1/2005)                                                      1,000,000 b         1,000,000


MICHIGAN--.5%


Fowlerville Community School District
          6.50%, 5/1/2006 (Insured; MBIA)                                                                555,000             555,000


Michigan Hospital Finance Authority, Revenue
        (Genesys Regional Medical Hospital)
        5.50%, 10/1/2008                                                     1,505,000                                     1,505,000


Saint John's Public Schools (Qualified School Board Loan Fund)
          6.50%, 5/1/2006 (Insured; FGIC)                                                                525,000             525,000


MINNESOTA--.7%


Minneapolis (Special School District No. 1)
        5%, 2/1/2014                                                         2,350,000                                     2,350,000


Minnesota 5.40%, 8/1/2008                                                    2,000,000                                     2,000,000


MISSISSIPPI--1.1%


Mississippi:
        5.50%, 12/1/2017                                                                               1,250,000           1,250,000
        5.50%, 12/1/2019                                                     4,235,000                                     4,235,000


Mississippi Higher Education Assisstance Corporation,
        Student Loan Revenue
          6.05%, 9/1/2007                                                                                260,000             260,000


Mississippi University Educational Building Corp., Revenue
        5.25%, 8/1/2016 (Insured; MBIA)                                        400,000                                       400,000


MISSOURI--3.0%


Missouri Environmental Improvement & Energy Resource
        Authority, Water Pollution Control Revenue
        (Revolving Fund Program)
        5.50%, 7/1/2014                                                      1,250,000                                     1,250,000


MARYLAND--1.3%


Montgomery County, Consolidated Public Improvement:
        5%, 2/1/2017                                                        5,391,516                                     5,391,516
        5%, 2/1/2019                                                        3,066,210                                     3,066,210


MASSACHUSETTS--4.4%


Massachusetts, Consolidated Loan:
        5.75%, 9/1/2013 (Prerefunded 9/1/2009)                                                             570,280          570,280
        5.75%, 10/1/2018 (Insured; MBIA, Prerefunded 10/1/2010)
                                                                                                        11,382,200       11,382,200

Massachusetts Housing Finance Agency, SFHR
        5.75%, 12/1/2029 (Insured; MBIA)                                                                   116,130          116,130


Massachusetts Municipal Wholesale Electric Company,
        Power Supply System Revenue:
                     (Project Number 6):
                         5%, 7/1/2006 (Insured; MBIA)                       3,212,760                                     3,212,760
                         5%, 7/1/2016 ( Insured; MBIA)                                                   2,141,840        2,141,840
                     (Stony Brook Intermediate)
                               4.50%, 7/1/2006 (Insured; MBIA)              6,184,076                                     6,184,076


Massachusetts Port Authority, Revenue
        5.75%, 7/1/2010                                                     1,006,289                      543,940        1,550,229


Weston:
          5.625%, 3/1/2017                                                                                 709,449          709,449
          5.625%, 3/1/2018                                                                                 720,661          720,661


Worcester (Municipal Purpose Loan) 5.75%, 10/1/2014
          (Insured; MBIA) (Prerefunded 10/1/2005)                                                        1,123,530        1,123,530


MICHIGAN--.5%


Fowlerville Community School District
          6.50%, 5/1/2006 (Insured; MBIA)                                                                  627,222          627,222


Michigan Hospital Finance Authority, Revenue
        (Genesys Regional Medical Hospital)
        5.50%, 10/1/2008                                                    1,670,941                                     1,670,941


Saint John's Public Schools (Qualified School Board Loan Fund)
          6.50%, 5/1/2006 (Insured; FGIC)                                                                  593,534          593,534


MINNESOTA--.7%


Minneapolis (Special School District No. 1)
        5%, 2/1/2014                                                        2,442,543                                     2,442,543


Minnesota 5.40%, 8/1/2008                                                   2,135,180                                     2,135,180


MISSISSIPPI--1.1%


Mississippi:
        5.50%, 12/1/2017                                                                                 1,374,288        1,374,288
        5.50%, 12/1/2019                                                    4,610,179                                     4,610,179


Mississippi Higher Education Assisstance Corporation,
        Student Loan Revenue
          6.05%, 9/1/2007                                                                                  266,973          266,973


Mississippi University Educational Building Corp., Revenue
        5.25%, 8/1/2016 (Insured; MBIA)                                       428,708                                       428,708


MISSOURI--3.0%


Missouri Environmental Improvement & Energy Resource
        Authority, Water Pollution Control Revenue
        (Revolving Fund Program)
        5.50%, 7/1/2014                                                     1,389,250                                     1,389,250


Missouri Highways & Transport Commission,
        Road Revenue:
            5.50%, 2/1/2010                                                  2,000,000                                     2,000,000
            5.50%, 2/1/2011                                                  2,000,000                                     2,000,000


Saint Louis, Airport Revenue
        (Airport Development Program):
            5.50%, 7/1/2010 (Insured; MBIA)                                  3,000,000                                     3,000,000
            5%, 7/1/2011 (Insured; MBIA)                                     7,715,000                 2,000,000           9,715,000


NEVADA--.3%


Humboldt County, PCR (Sierra Pacific)
        6.55%, 10/1/2013 (Insured; AMBAC)                                    2,000,000                                     2,000,000


NEW HAMPSHIRE--.5%


Nashua, Capital Improvement 5.50%, 7/15/2018                                                             560,000             560,000


New Hampshire Business Finance Authority, PCR
        (Central Maine Power Co.) 5.375%, 5/1/2014                           2,000,000                   500,000           2,500,000


NEW JERSEY--5.0%


Gloucester County Improvement Authority,
        Solid Waste Resource Recovery Revenue
        6.85%, 12/1/2029                                                     4,000,000                                     4,000,000


New Jersey 6%, 2/15/2011                                                                               1,000,000           1,000,000


New Jersey Economic Development Authority,
        School Facilities Construction Revenue:
                     5.50%, 6/15/2012 (Insured; AMBAC)                       1,800,000                 2,000,000           3,800,000
                     5.25%, 6/15/2018 (Insured; AMBAC)                       5,375,000                                     5,375,000

Missouri Highways & Transport Commission,
        Road Revenue:
            5.50%, 2/1/2010                                                 2,214,140                                     2,214,140
            5.50%, 2/1/2011                                                 2,219,280                                     2,219,280


Saint Louis, Airport Revenue
        (Airport Development Program):
            5.50%, 7/1/2010 (Insured; MBIA)                                 3,292,920                                     3,292,920
            5%, 7/1/2011 (Insured; MBIA)                                    8,178,286                    2,120,100       10,298,386


NEVADA--.3%


Humboldt County, PCR (Sierra Pacific)
        6.55%, 10/1/2013 (Insured; AMBAC)                                   2,063,520                                     2,063,520


NEW HAMPSHIRE--.5%


Nashua, Capital Improvement 5.50%, 7/15/2018                                                               598,097          598,097


New Hampshire Business Finance Authority, PCR
        (Central Maine Power Co.) 5.375%, 5/1/2014                          2,038,340                      509,585        2,547,925


NEW JERSEY--5.0%


Gloucester County Improvement Authority,
        Solid Waste Resource Recovery Revenue
        6.85%, 12/1/2029                                                    4,448,920                                     4,448,920


New Jersey 6%, 2/15/2011                                                                                 1,147,370        1,147,370


New Jersey Economic Development Authority,
        School Facilities Construction Revenue:
                     5.50%, 6/15/2012 (Insured; AMBAC)                      2,002,626                    2,225,140        4,227,766
                     5.25%, 6/15/2018 (Insured; AMBAC)                      5,597,256                                     5,597,256

          (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                     1,000,000           1,000,000


New Jersey Highway Authority, General Revenue
        (Garden State Parkway):
                     5%, 1/1/2009 (Insured; FGIC)                                                      1,060,000           1,060,000
                     5%, 1/1/2010 (Insured; FGIC)                            1,110,000                                     1,110,000
                     5%, 1/1/2011 (Insured; FGIC)                            1,200,000                                     1,200,000


New Jersey Transit Corp., COP:
        5.50%, 9/15/2009 (Insured; AMBAC)                                    5,000,000                                     5,000,000
        6%, 9/15/2015 (Insured; AMBAC)                                       2,000,000                                     2,000,000


New Jersey Turnpike Authority, Revenue
        5.90%, 1/1/2003 (Insured; MBIA)                                      3,590,000                                     3,590,000


NEW MEXICO--.7%


New Mexico:
        Commission Tax Revenue
                     6%, 6/15/2015                                           2,000,000                                     2,000,000
        Severance Tax
                     5%, 7/1/2003                                            2,000,000                                     2,000,000


NEW YORK--12.0%


Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                              150,000           150,000


Greece Central School District:
        6%, 6/15/2010                                                                                    225,000             225,000
        6%, 6/15/2011                                                          950,000                                       950,000
        6%, 6/15/2012                                                          950,000                                       950,000
        6%, 6/15/2013                                                          950,000                                       950,000
        6%, 6/15/2014                                                          950,000                                       950,000
        6%, 6/15/2015                                                          950,000                                       950,000



          (Transportation Project) 5.875%, 5/1/2014 (Insured; FSA)                                       1,100,500        1,100,500


New Jersey Highway Authority, General Revenue
        (Garden State Parkway):
                     5%, 1/1/2009 (Insured; FGIC)                                                        1,137,603        1,137,603
                     5%, 1/1/2010 (Insured; FGIC)                           1,190,586                                     1,190,586
                     5%, 1/1/2011 (Insured; FGIC)                           1,330,524                                     1,330,524


New Jersey Transit Corp., COP:
        5.50%, 9/15/2009 (Insured; AMBAC)                                   5,561,750                                     5,561,750
        6%, 9/15/2015 (Insured; AMBAC)                                      2,247,840                                     2,247,840


New Jersey Turnpike Authority, Revenue
        5.90%, 1/1/2003 (Insured; MBIA)                                     3,675,909                                     3,675,909


NEW MEXICO--.7%


New Mexico:
        Commission Tax Revenue
                     6%, 6/15/2015                                          2,240,200                                     2,240,200
        Severance Tax
                     5%, 7/1/2003                                           2,084,820                                     2,084,820


NEW YORK--12.0%


Amherst, Public Improvement 6.20%, 4/1/2002 (Insured; FGIC)                                                150,669          150,669


Greece Central School District:
        6%, 6/15/2010                                                                                      260,015          260,015
        6%, 6/15/2011                                                       1,104,670                                     1,104,670
        6%, 6/15/2012                                                       1,102,475                                     1,102,475
        6%, 6/15/2013                                                       1,102,960                                     1,102,960
        6%, 6/15/2014                                                       1,105,401                                     1,105,401
        6%, 6/15/2015                                                       1,105,373                                     1,105,373


Metropolitan Transportation Authority:
        Commuter Facilities Revenue:
            5.50%, 7/1/2007 (Insured; AMBAC)                                                           1,000,000           1,000,000
           5.50%, 7/1/2011                                                   1,000,000                                     1,000,000
          (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA)                                        200,000             200,000
        Transit Facilities Revenue
                     6.30%, 7/1/2007 (Insured; MBIA)                         5,000,000                   250,000           5,250,000


Monroe County, Public Improvement:
          7%, 6/1/2003 (Insured; FGIC)                                                                   120,000             120,000
          7%, 6/1/2003 (Insured; FGIC)                                                                    80,000              80,000


Municipal Assistance Corporation for the City of New York
          6%, 7/1/2005 (Insured; AMBAC)                                                                  100,000             100,000


New York City:
        5.90%, 8/15/2003                                                     1,765,000                                     1,765,000
        5.40%, 8/1/2004                                                      1,300,000                                     1,300,000
        7%, 8/1/2006                                                                                     300,000             300,000
        6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                            60,000 b            60,000
        6.20%, 8/1/2007                                                                                  940,000             940,000
        6.25%, 2/15/2007                                                       530,000                                       530,000
        6.25%, 2/15/2007 (Prerefunded 2/15/2005)                               720,000  b                                    720,000
        6%, 8/1/2008                                                         5,545,000                                     5,545,000
        6%, 4/15/2009                                                        4,000,000                                     4,000,000
        5.50%, 8/1/2010                                                      4,850,000                                     4,850,000
        5.60%, 8/15/2010                                                     4,000,000                                     4,000,000
        5.75%, 8/1/2012                                                                                  545,000             545,000
        5.75%, 8/1/2013                                                                                1,650,000           1,650,000


New York City Municipal Water Finance Authority,
          Water and Sewer Systems Revenue
          5.75%, 6/15/2026 (Insured; MBIA)                                                             1,255,000           1,255,000


New York City Transitional Finance Authority, Revenues:
        6.125%, 11/15/2014                                                                             1,000,000           1,000,000
        6.125%, 11/15/2015                                                   2,000,000                                     2,000,000

Metropolitan Transportation Authority:
        Commuter Facilities Revenue:
           5.50%, 7/1/2007 (Insured; AMBAC)                                                              1,112,320        1,112,320
           5.50%, 7/1/2011                                                  1,094,240                                     1,094,240
          (Grand Central Terminal) 5.70%, 7/1/2024 (Insured; FSA)                                          209,112          209,112
        Transit Facilities Revenue
                     6.30%, 7/1/2007 (Insured; MBIA)                        5,746,000                      287,300        6,033,300


Monroe County, Public Improvement:
          7%, 6/1/2003 (Insured; FGIC)                                        128,131                                       128,131
          7%, 6/1/2003 (Insured; FGIC)                                         85,374                                        85,374


Municipal Assistance Corporation for the City of New York
          6%, 7/1/2005 (Insured; AMBAC)                                       110,794                                       110,794


New York City:
        5.90%, 8/15/2003                                                    1,862,746                                     1,862,746
        5.40%, 8/1/2004                                                     1,388,400                                     1,388,400
        7%, 8/1/2006                                                                                       343,389          343,389
        6.20%, 8/1/2007 (Prerefunded 8/1/2004)                                                              66,838           66,838
        6.20%, 8/1/2007                                                                                  1,006,514        1,006,514
        6.25%, 2/15/2007                                                      572,352                                       572,352
        6.25%, 2/15/2007 (Prerefunded 2/15/2005)                              806,760                                       806,760
        6%, 8/1/2008                                                        6,056,138                                     6,056,138
        6%, 4/15/2009                                                       4,373,320                                     4,373,320
        5.50%, 8/1/2010                                                     5,378,650                                     5,378,650
        5.60%, 8/15/2010                                                    4,200,240                                     4,200,240
        5.75%, 8/1/2012                                                                                    581,324          581,324
        5.75%, 8/1/2013                                                                                  1,789,475        1,789,475


New York City Municipal Water Finance Authority,
          Water and Sewer Systems Revenue
          5.75%, 6/15/2026 (Insured; MBIA)                                                               1,372,493        1,372,493


New York City Transitional Finance Authority, Revenues:
        6.125%, 11/15/2014                                                                               1,140,870        1,140,870
        6.125%, 11/15/2015                                                  2,275,760                                     2,275,760

New York State Dormitory Authority, Revenue:
        (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                    200,000             200,000
        (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                           130,000             130,000
        (Lenox Hill Hospital Obligation Group)
            5.375%, 7/1/2020                                                 2,000,000                                     2,000,000
        (Mental Health Services Facilities):
            6%, 8/15/2005                                                                                 10,000              10,000
            6%, 8/15/2005                                                                                990,000             990,000
        (Vassar College) 6%, 7/1/2005                                                                    250,000             250,000


New York State Mortgage Agency, Homeowner
        Mortgage Revenue 5.50%, 10/1/2017                                    3,885,000                                     3,885,000


New York State Power Authority, General Purpose Revenue
          7%, 1/1/2018 (Prerefunded 1/1/2010)                                                            300,000 b           300,000


New York State Thruway Authority:
        (Highway & Bridge Trust Fund):
            5.50%, 4/1/2007 (Insured; FGIC)                                                              500,000             500,000
            5.50%, 4/1/2013 (Insured; FGIC)                                  1,000,000                                     1,000,000
            6%, 4/1/2014 (Insured; FSA)                                      2,000,000                                     2,000,000
            6%, 4/1/2016 (Insured; FSA)                                                                1,000,000           1,000,000
         Service Contract Revenue  (Local Highway & Bridge)
                     6%, 4/1/2005                                            7,000,000                                     7,000,000


New York State Urban Development Corp., Revenue:
        (Correctional Capital Facilities) 6%, 1/1/2010                       3,000,000                                     3,000,000
        (Higher Education Technology Grants) 5.75%, 4/1/2015 (Insured; MBIA)                             500,000             500,000


Orange County:
  5.10%, 11/15/2002                                                                                      130,000             130,000
  5.50%, 11/15/2007                                                                                      250,000             250,000


Port Authority of New York and New Jersey
        5.50%, 10/15/2006 ( Insured; MBIA)                                   3,045,000                                     3,045,000

New York State Dormitory Authority, Revenue:
        (Consolidated City University) 5.75%, 7/1/2018 (Insured; FSA)                                      224,364          224,364
        (FIT Student Housing) 5.75%, 7/1/2006 (Insured; AMBAC)                                             144,867          144,867
        (Lenox Hill Hospital Obligation Group)
            5.375%, 7/1/2020                                                2,028,380                                     2,028,380
        (Mental Health Services Facilities):
            6%, 8/15/2005                                                                                   11,203           11,203
            6%, 8/15/2005                                                                                1,092,503        1,092,503
        (Vassar College) 6%, 7/1/2005                                                                      276,900          276,900


New York State Mortgage Agency, Homeowner
        Mortgage Revenue 5.50%, 10/1/2017                                   4,105,357                                     4,105,357


New York State Power Authority, General Purpose Revenue
          7%, 1/1/2018 (Prerefunded 1/1/2010)                                                              368,094          368,094


New York State Thruway Authority:
        (Highway & Bridge Trust Fund):
            5.50%, 4/1/2007 (Insured; FGIC)                                                                552,755          552,755
            5.50%, 4/1/2013 (Insured; FGIC)                                 1,107,820                                     1,107,820
            6%, 4/1/2014 (Insured; FSA)                                     2,271,540                                     2,271,540
            6%, 4/1/2016 (Insured; FSA)                                                                  1,126,940        1,126,940
         Service Contract Revenue  (Local Highway & Bridge)
                     6%, 4/1/2005                                           7,692,580                                     7,692,580


New York State Urban Development Corp., Revenue:
        (Correctional Capital Facilities) 6%, 1/1/2010                      3,206,790                                     3,206,790
        (Higher Education Technology Grants) 5.75%, 4/1/2015 (Insured; MBIA)                               537,680          537,680


Orange County:
  5.10%, 11/15/2002                                                                                        133,510          133,510
  5.50%, 11/15/2007                                                                                        279,078          279,078


Port Authority of New York and New Jersey
        5.50%, 10/15/2006 ( Insured; MBIA)                                  3,335,706                                     3,335,706


Westchester County 6.625%, 11/1/2004                                                                     250,000             250,000


NORTH CAROLINA--2.3%


Charlotte-Mecklenberg Hospital Authority,
        Health Care System Revenue
        5.60%, 1/15/2011                                                     1,000,000                                     1,000,000


Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                           1,000,000           1,000,000


Durham County, 5.50%, 4/1/2010                                                                         1,000,000           1,000,000


Guilford County, Public Improvement 5.10%, 10/1/2014                                                   1,500,000           1,500,000


Mecklenburg County, Public Improvement Revenue:
        4.75%, 4/1/2008                                                      1,600,000                                     1,600,000
        5.50%, 4/1/2011                                                                                1,195,000           1,195,000


Raleigh Durham Airport Authority, Revenue
        5.25%, 11/1/2013 (Insured; FGIC)                                     4,090,000                                     4,090,000


Wake County Industrial Facilities & Pollution Control
        Financing Authority, Revenue
        (Carolina Power & Light Co.) 5.375%, 2/1/2017                        2,500,000                                     2,500,000


OHIO--3.4%


Akron, Sewer System Revenue 6%, 12/1/2014 (Insured; AMBAC)                                               500,000             500,000


Butler County Transportation Improvement District
        6%, 4/1/2011 (Insured; FSA)                                          1,000,000                                     1,000,000


Clermont County, Hospital Facilities Revenue
        (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)                      1,000,000                   685,000           1,685,000

Westchester County 6.625%, 11/1/2004                                                                       280,150          280,150


NORTH CAROLINA--2.3%


Charlotte-Mecklenberg Hospital Authority,
        Health Care System Revenue
        5.60%, 1/15/2011                                                    1,060,880                                     1,060,880


Concord, COP 5.50%, 6/1/2011 (Insured; MBIA)                                                             1,103,240        1,103,240


Durham County, 5.50%, 4/1/2010                                                                           1,113,380        1,113,380


Guilford County, Public Improvement 5.10%, 10/1/2014                                                     1,602,060        1,602,060


Mecklenburg County, Public Improvement Revenue:
        4.75%, 4/1/2008                                                     1,705,648                                     1,705,648
        5.50%, 4/1/2011                                                                                  1,330,931        1,330,931


Raleigh Durham Airport Authority, Revenue
        5.25%, 11/1/2013 (Insured; FGIC)                                    4,377,650                                     4,377,650


Wake County Industrial Facilities & Pollution Control
        Financing Authority, Revenue
        (Carolina Power & Light Co.) 5.375%, 2/1/2017                       2,535,075                                     2,535,075


OHIO--3.4%


Akron, Sewer System Revenue 6%, 12/1/2014 (Insured; AMBAC)                                                 557,605          557,605


Butler County Transportation Improvement District
        6%, 4/1/2011 (Insured; FSA)                                         1,119,670                                     1,119,670


Clermont County, Hospital Facilities Revenue
        (Mercy Health) 5.25%, 9/1/2003 (Insured; AMBAC)                     1,050,570                    719,640          1,770,210


Columbus :
        6%, 6/15/2008                                                        3,000,000                                     3,000,000
        5.50%, 9/15/2008                                                     1,000,000                                     1,000,000


Northeast Regional Sewer District,
        Wastewater Improvement Revenue
        6.25%, 11/15/2004 (Insured; AMBAC)                                   1,500,000                                     1,500,000


Ohio Air Quality Development Authority, PCR
        (The Cleveland Electric Illuminating Co.)
        6%, 8/1/2020                                                         1,500,000                                     1,500,000


Ohio Building Authority, State Facilities:
        (Juvenile Correctional Facilities) 5.50%, 4/1/2014                   3,295,000                                     3,295,000
        (Sports Building Fund Project) 5.50%, 4/1/2014                                                 1,945,000           1,945,000


Ohio Infrastructure Improvements
        5.625%, 2/1/2009                                                     1,000,000                                     1,000,000


Ohio Turnpike Commission, Turnpike Revenue
        5.50%, 2/15/2013 (Insured; FSA)                                      2,000,000                                     2,000,000


University of Cincinnati, COP
        (Edwards Center) 5.25%, 12/1/2003 (Insured; MBIA)                    1,535,000                                     1,535,000


OKLAHOMA--2.0%


Oklahoma Capital Improvement Authority,
        State Highway Capital Improvement Revenue:
            5%, 6/1/2006 (Insured; MBIA)                                     1,200,000                                     1,200,000
            5%, 6/1/2010 (Insured; MBIA)                                     6,310,000                                     6,310,000
            5%, 12/1/2011 (Insured; MBIA)                                                              2,050,000           2,050,000


Oklahoma Housing Finance Agency, SFMR
        6.80%, 9/1/2016                                                        370,000                                       370,000

Columbus :
        6%, 6/15/2008                                                       3,406,800                                     3,406,800
        5.50%, 9/15/2008                                                    1,070,490                                     1,070,490


Northeast Regional Sewer District,
        Wastewater Improvement Revenue
        6.25%, 11/15/2004 (Insured; AMBAC)                                  1,656,960                                     1,656,960


Ohio Air Quality Development Authority, PCR
        (The Cleveland Electric Illuminating Co.)
        6%, 8/1/2020                                                        1,526,850                                     1,526,850


Ohio Building Authority, State Facilities:
        (Juvenile Correctional Facilities) 5.50%, 4/1/2014                  3,575,602                                     3,575,602
        (Sports Building Fund Project) 5.50%, 4/1/2014                                                   2,110,636        2,110,636


Ohio Infrastructure Improvements
        5.625%, 2/1/2009                                                    1,110,500                                     1,110,500


Ohio Turnpike Commission, Turnpike Revenue
        5.50%, 2/15/2013 (Insured; FSA)                                     2,212,640                                     2,212,640


University of Cincinnati, COP
        (Edwards Center) 5.25%, 12/1/2003 (Insured; MBIA)                   1,625,657                                     1,625,657


OKLAHOMA--2.0%


Oklahoma Capital Improvement Authority,
        State Highway Capital Improvement Revenue:
            5%, 6/1/2006 (Insured; MBIA)                                    1,294,620                                     1,294,620
            5%, 6/1/2010 (Insured; MBIA)                                    6,793,346                                     6,793,346
            5%, 12/1/2011 (Insured; MBIA)                                                                2,211,581        2,211,581


Oklahoma Housing Finance Agency, SFMR
        6.80%, 9/1/2016                                                       396,747                                       396,747

Tulsa County Independent School District
        4.50%, 3/1/2004                                                      2,000,000                                     2,000,000


OREGON--1.0%


Jackson County School District:
        (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)                     2,265,000                                     2,265,000
        (Eagle Point) 5.625%, 6/15/2014                                      1,500,000                                     1,500,000


Portland Urban Renewal & Redevelopment
        (Convention Center)
        5.75%, 6/15/2018 (Insured; AMBAC)                                    1,150,000                                     1,150,000


Washington County 5%, 6/1/2018                                                                         1,000,000           1,000,000


Washington and Clackamas Counties (School District Number 23 J Tigard)
  5.25%, 6/1/2012 (Insured; FGIC)                                                                      1,405,000           1,405,000


PENNSYLVANIA--2.3%


Hazleton Area School District
        5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)                2,000,000  b                                  2,000,000


Montgomery County Industrial Development Authority, PCR
        (Peco Energy Co. Project)
        5.30%, 10/1/2034                                                     1,500,000                 1,000,000           2,500,000


Pennsylvania Higher Educational Facilities Authority,
    Revenue:
        Health Services (University of Pennsylvania):
            5%, 1/1/2004                                                     2,000,000                                     2,000,000
            7%, 1/1/2008                                                                               1,800,000           1,800,000
        (Temple University) 5.375%, 7/15/2016 (Insured; MBIA)                1,715,000                                     1,715,000


Scranton-Lackawanna Health & Welfare Authority
        Catholic Healthcare Revenue (Mercy Health)
        5.10%, 1/1/2007 (Insured; MBIA)                                        100,000                                       100,000

Tulsa County Independent School District
        4.50%, 3/1/2004                                                     2,088,200                                     2,088,200


OREGON--1.0%


Jackson County School District:
        (Central Point) 5.75%, 6/15/2016 (Insured; FGIC)                    2,474,648                                     2,474,648
        (Eagle Point) 5.625%, 6/15/2014                                     1,650,285                                     1,650,285


Portland Urban Renewal & Redevelopment
        (Convention Center)
        5.75%, 6/15/2018 (Insured; AMBAC)                                   1,250,234                                     1,250,234


Washington County 5%, 6/1/2018                                                                           1,018,850        1,018,850


Washington and Clackamas Counties (School District Number 23 J Tigard)
  5.25%, 6/1/2012 (Insured; FGIC)                                                                        1,529,890        1,529,890


PENNSYLVANIA--2.3%


Hazleton Area School District
        5.75%, 3/1/2013 (Insured; FGIC, Prerefunded 3/1/2003)               2,103,720                                     2,103,720


Montgomery County Industrial Development Authority, PCR
        (Peco Energy Co. Project)
        5.30%, 10/1/2034                                                    1,561,755                    1,041,170        2,602,925


Pennsylvania Higher Educational Facilities Authority,
    Revenue:
        Health Services (University of Pennsylvania):
            5%, 1/1/2004                                                    2,070,520                                     2,070,520
            7%, 1/1/2008                                                                                 1,952,856        1,952,856
        (Temple University) 5.375%, 7/15/2016 (Insured; MBIA)               1,828,739                                     1,828,739


Scranton-Lackawanna Health & Welfare Authority
        Catholic Healthcare Revenue (Mercy Health)
        5.10%, 1/1/2007 (Insured; MBIA)                                       106,720                                       106,720


State Public School Building Authority, College Revenue
        (Harrisburg Community College)
        6.25%, 4/1/2008 (Insured; MBIA)                                        795,000                                       795,000


Swarthmore Borough Authority, College Revenue
        5.50%, 9/15/2011                                                     3,000,000                                     3,000,000


SOUTH CAROLINA--2.3%


South Carolina, State Capital Improvement
        5.50%, 10/1/2010                                                     5,155,000                                     5,155,000


South Carolina Jobs-Economic Development Authority,
        Revenue:
                     Hospital Facilities (Georgetown Memorial Hospital)
                               5.25%, 2/1/2021                               1,250,000                                     1,250,000
                     Economic Development (Waste Management of
                     South Carolina Inc.) 4.10%, 11/1/2016                   1,000,000                                     1,000,000


South Carolina School Facilities:
        5%, 1/1/2009                                                                                   1,000,000           1,000,000
        5%, 1/1/2010                                                         2,485,000                                     2,485,000


Tobacco Settlement Revenue Management Authority,
        Tobacco Settlement Revenue 6.375%, 5/15/2030                         2,500,000                                     2,500,000


TENNESSEE--..1%


Shelby County Health and Educational Housing Facilities Board
  (Saint Judes Childrens Research) 5%, 7/1/2009                                                          300,000             300,000


TEXAS--4.9%

State Public School Building Authority, College Revenue
        (Harrisburg Community College)
        6.25%, 4/1/2008 (Insured; MBIA)                                       906,260                                       906,260


Swarthmore Borough Authority, College Revenue
        5.50%, 9/15/2011                                                    3,337,770                                     3,337,770


SOUTH CAROLINA--2.3%


South Carolina, State Capital Improvement
        5.50%, 10/1/2010                                                    5,732,515                                     5,732,515


South Carolina Jobs-Economic Development Authority,
        Revenue:
                     Hospital Facilities (Georgetown Memorial Hospital)
                               5.25%, 2/1/2021                              1,240,325                                     1,240,325
                     Economic Development (Waste Management of                997,450                                       997,450
                     South Carolina Inc.) 4.10%, 11/1/2016


South Carolina School Facilities:
        5%, 1/1/2009                                                                                     1,074,460        1,074,460
        5%, 1/1/2010                                                        2,668,890                                     2,668,890



Tobacco Settlement Revenue Management Authority,
        Tobacco Settlement Revenue 6.375%, 5/15/2030                        2,667,350                                     2,667,350


TENNESSEE--..1%                                                             1,631,607                                     1,631,607


Shelby County Health and Educational Housing Facilities Board
  (Saint Judes Childrens Research) 5%, 7/1/2009                                                            313,758          313,758


TEXAS--4.9%

Austin Independent School District
        5.70%, 8/1/2011                                                      1,530,000                                     1,530,000


Brazos River Authority  (Reliant Energy, Inc. Project)
        5.20%, 12/1/2018                                                     5,000,000                                     5,000,000


Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport,
        Joint Revenue Improvement
        5.50%, 11/1/2031 (Insured; FGIC)                                                               1,000,000           1,000,000


Fort Bend Independant School District (Permanent School Fund Guaranteed)
6.60%, 2/15/2004                                                                                         875,000             875,000


Harris County, Toll Road Revenue
        6%, 8/1/2009 (Insured; FGIC)                                         4,150,000                 1,000,000           5,150,000


Laredo Independent School District
        6%, 8/1/2014                                                         1,000,000                                     1,000,000


Lewisville Independant School District (Building Bonds)
  (Permanent School Fund Guaranteed):
            7.50%, 8/15/2006                                                                             650,000             650,000
            7.50%, 8/15/2007                                                                             600,000             600,000


Lower Colorado River Authority, Revenue
        6%, 5/15/2013 (Insured; FSA)                                         2,000,000                                     2,000,000


Mission Consolidated Independent School District
        5.875%, 2/15/2009                                                    1,690,000                                     1,690,000


North Forest Independent School District:
        5.25%, 8/15/2005 (Escrowed to Maturity)                               135,000                                        135,000
        5.25%, 8/15/2005                                                      865,000                                        865,000


San Antonio, General Improvement 5.90%, 2/1/2016                                                         500,000             500,000


Texas 5.25%, 10/1/2013                                                       1,500,000                                     1,500,000

Austin Independent School District
        5.70%, 8/1/2011                                                     1,631,607                                     1,631,607


Brazos River Authority  (Reliant Energy, Inc. Project)
        5.20%, 12/1/2018                                                    5,108,600                                     5,108,600


Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport,
        Joint Revenue Improvement
        5.50%, 11/1/2031 (Insured; FGIC)                                                                 1,007,750        1,007,750


Fort Bend Independant School District (Permanent School Fund Guaranteed)
6.60%, 2/15/2004                                                                                           946,304          946,304


Harris County, Toll Road Revenue
        6%, 8/1/2009 (Insured; FGIC)                                        4,711,288                    1,135,250        5,846,538


Laredo Independent School District
        6%, 8/1/2014                                                        1,144,260                                     1,144,260


Lewisville Independant School District (Building Bonds)
  (Permanent School Fund Guaranteed):
            7.50%, 8/15/2006                                                                               764,803          764,803
            7.50%, 8/15/2007                                                                               715,872          715,872


Lower Colorado River Authority, Revenue
        6%, 5/15/2013 (Insured; FSA)                                         2,221,560                                    2,221,560


Mission Consolidated Independent School District
        5.875%, 2/15/2009                                                   1,865,574                                     1,865,574


North Forest Independent School District:
        5.25%, 8/15/2005 (Escrowed to Maturity)                               146,309                                       146,309
        5.25%, 8/15/2005                                                      933,387                                       933,387


San Antonio, General Improvement 5.90%, 2/1/2016                                                           547,710          547,710


Texas 5.25%, 10/1/2013                                                      1,578,270                                     1,578,270

Texas A & M University
        (University Fund) 5.60%, 7/1/2005                                    2,500,000                                     2,500,000


Texas Public Finance Authority
        5.50%, 10/1/2007                                                     2,750,000                                     2,750,000


Texas University System, Tuition Revenue
        6.50%, 10/1/2002                                                     1,000,000                                     1,000,000


UTAH--2.3%


Intermountain Power Agency, Power Supply Revenue:
        6%, 7/1/2008 (Insured; MBIA)                                         4,200,000                                     4,200,000
        6.25%, 7/1/2009 (Insured; FSA)                                       2,000,000                   500,000           2,500,000


Salt Lake City, HR
        (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA)               2,000,000                                     2,000,000


Timpanogos Special Service District, Sewer Revenue
        6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC)               4,625,000  b                                  4,625,000


VERMONT--.8%


Burlington, Electric Revenue:
        6.25%, 7/1/2011 (Insured; MBIA)                                      2,000,000                                     2,000,000
        6.25%, 7/1/2012 (Insured; MBIA)                                      2,500,000                                     2,500,000


VIRGINIA--1.5%


Fairfax County, Public Improvement:
        4.50%, 6/1/2004                                                      3,000,000                                     3,000,000
        5%, 6/1/2007                                                         4,000,000                                     4,000,000


Newport News, Industrial Development Authority, IDR
        (Advanced Shipbuilding Carrier)
        5.50%, 9/1/2010                                                                                1,000,000           1,000,000

Texas A & M University
        (University Fund) 5.60%, 7/1/2005                                    2,723,800                                    2,723,800


Texas Public Finance Authority
        5.50%, 10/1/2007                                                    3,029,978                                     3,029,978


Texas University System, Tuition Revenue
        6.50%, 10/1/2002                                                    1,081,720                                     1,081,720


UTAH--2.3%


Intermountain Power Agency, Power Supply Revenue:
        6%, 7/1/2008 (Insured; MBIA)                                        4,737,558                                     4,737,558
        6.25%, 7/1/2009 (Insured; FSA)                                      2,295,360                      573,840        2,869,200


Salt Lake City, HR
        (IHC Hospitals, Inc.) 6.25%, 2/15/2023 (Insured; MBIA)              2,072,360                                     2,072,360


Timpanogos Special Service District, Sewer Revenue
        6.10%, 6/1/2019 (Prerefunded 6/1/2006, Insured; AMBAC)              5,233,650                                     5,233,650


VERMONT--.8%


Burlington, Electric Revenue:
        6.25%, 7/1/2011 (Insured; MBIA)                                     2,331,640                                     2,331,640
        6.25%, 7/1/2012 (Insured; MBIA)                                     2,929,600                                     2,929,600


VIRGINIA--1.5%


Fairfax County, Public Improvement:
        4.50%, 6/1/2004                                                     3,154,170                                     3,154,170
        5%, 6/1/2007                                                        4,332,640                                     4,332,640


Newport News, Industrial Development Authority, IDR
        (Advanced Shipbuilding Carrier)
        5.50%, 9/1/2010                                                                                  1,116,820        1,116,820


Virginia Transportation Board, Transportation Contract Revenue
        (Route 28 Project) 6%, 4/1/2005                                                                1,000,000           1,000,000


WASHINGTON--1.8%


Energy Northwest , Electric Revenue
        (Columbia Generating) 5.375%, 7/1/2014 (Insured; FSA)                5,000,000                                     5,000,000


Seattle Municipal Light and Power Revenue
          5.50%, 12/1/2010                                                                             1,000,000           1,000,000


Washington Public Power Supply System, Revenue
        (Nuclear Project Number 1):
            6%, 7/1/2005 (Insured; AMBAC)                                    3,000,000                                     3,000,000
            6%, 7/1/2006                                                                                 500,000             500,000
            7%, 7/1/2008                                                                               1,000,000           1,000,000


WEST VIRGINIA--.3%


Cabell County, Board of Education
        5.50%, 5/1/2005                                                      1,750,000                                     1,750,000


WISCONSIN--.2%


Kenosha, Waterworks Revenue
        5%, 12/1/22012 (Insured; FGIC)                                                                   750,000             750,000


Wisconsin, Health and Educational Facilities Revenue
        (Aurora Medical Group Inc.)
         5.75%, 11/15/2007 (Insured; FSA)                                                                500,000             500,000


U. S. RELATED--5.6%


Puerto Rico Commonwealth:
        6.25%, 7/1/2011 (Insured; MBIA)                                                                  950,000             950,000
        6.25%, 7/1/2013 (Insured; MBIA)                                      1,380,000                                     1,380,000
        5.50%, 7/1/2014                                                                                  500,000             500,000
        Public Improvement
                     5.50%, 7/1/2014 (Insured; MBIA)                         4,000,000                                     4,000,000


Puerto Rico Commonwealth Highway & Transportation Authority:
        Highway Revenue
             6.25%, 7/1/2009 (Insured; MBIA)                                                             150,000             150,000
        Transportation Revenue
             5.875%, 7/1/2035 (Insured; MBIA)                                4,000,000                                     4,000,000


Puerto Rico Electric Power Authority, Power Revenue:
        6.50%, 7/1/2006 (Insured; MBIA)                                                                  625,000            625,000
        5.25%, 7/1/2015 (Insured; MBIA)                                      2,000,000                                    2,000,000
        5.125%, 7/1/2026 (Insured; FSA)                                      2,000,000                                    2,000,000
        5.25%, 7/1/2029 (Insured; FSA)                                       4,000,000                                    4,000,000


Puerto Rico Public Buildings Authority,
        Government Facility Revenue:
             6.25%, 7/1/2010 (Insured; AMBAC)                                                            750,000            750,000
             5.50%, 7/1/2014                                                                           1,000,000          1,000,000
             5.50%, 7/1/2015                                                                           1,000,000          1,000,000
             5.50%, 7/1/2016                                                 2,000,000                                    2,000,000
             5.75%, 7/1/2017                                                 1,945,000                                    1,945,000


University of Puerto Rico, University Revenue:
        6.25%, 6/1/2008 (Insured; MBIA)                                                                  750,000            750,000
        5.375%, 6/1/2030 (Insured; MBIA)                                     6,000,000                                    6,000,000


TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (cost $462,871,532 and $105,759,675, respectively)


SHORT-TERM MUNICIPAL INVESTMENTS--6.9%

Virginia Transportation Board, Transportation Contract Revenue
        (Route 28 Project) 6%, 4/1/2005
                                                                                                         1,024,140        1,024,140

WASHINGTON--1.8%


Energy Northwest , Electric Revenue
        (Columbia Generating) 5.375%, 7/1/2014 (Insured; FSA)               5,339,100                                     5,339,100


Seattle Municipal Light and Power Revenue
          5.50%, 12/1/2010                                                                               1,092,460        1,092,460


Washington Public Power Supply System, Revenue
        (Nuclear Project Number 1):
            6%, 7/1/2005 (Insured; AMBAC)                                   3,296,550                                     3,296,550
            6%, 7/1/2006                                                                                   556,200          556,200
            7%, 7/1/2008                                                                                 1,171,700        1,171,700


WEST VIRGINIA--.3%


Cabell County, Board of Education
        5.50%, 5/1/2005                                                     1,882,143                                     1,882,143


WISCONSIN--.2%


Kenosha, Waterworks Revenue
        5%, 12/1/22012 (Insured; FGIC)                                                                     789,330          789,330


Wisconsin, Health and Educational Facilities Revenue
        (Aurora Medical Group Inc.)
         5.75%, 11/15/2007 (Insured; FSA)                                                                  552,135          552,135


U. S. RELATED--5.6%


Puerto Rico Commonwealth:
        6.25%, 7/1/2011 (Insured; MBIA)                                                                  1,123,736        1,123,736
        6.25%, 7/1/2013 (Insured; MBIA)                                     1,646,174                                     1,646,174
        5.50%, 7/1/2014                                                                                    562,845          562,845
        Public Improvement
                     5.50%, 7/1/2014 (Insured; MBIA)                        4,502,760                                     4,502,760


Puerto Rico Commonwealth Highway & Transportation Authority:
        Highway Revenue
             6.25%, 7/1/2009 (Insured; MBIA)                                                                174,858         174,858
        Transportation Revenue
             5.875%, 7/1/2035 (Insured; MBIA)                               4,360,840                                     4,360,840


Puerto Rico Electric Power Authority, Power Revenue:
        6.50%, 7/1/2006 (Insured; MBIA)                                                                    716,000          716,000
        5.25%, 7/1/2015 (Insured; MBIA)                                     2,194,460                                     2,194,460
        5.125%, 7/1/2026 (Insured; FSA)                                     2,024,240                                     2,024,240
        5.25%, 7/1/2029 (Insured; FSA)                                      4,087,120                                     4,087,120


Puerto Rico Public Buildings Authority,
        Government Facility Revenue:
             6.25%, 7/1/2010 (Insured; AMBAC)                                                              881,145          881,145
             5.50%, 7/1/2014                                                                             1,091,370        1,091,370
             5.50%, 7/1/2015                                                                             1,088,410        1,088,410
             5.50%, 7/1/2016                                                2,164,340                                     2,164,340
             5.75%, 7/1/2017                                                2,142,748                                     2,142,748


University of Puerto Rico, University Revenue:
        6.25%, 6/1/2008 (Insured; MBIA)                                                                    867,480          867,480
        5.375%, 6/1/2030 (Insured; MBIA)                                    6,111,300                                     6,111,300


TOTAL LONG-TERM MUNICIPAL INVESTMENTS
        (cost $462,871,532 and $105,759,675, respectively)                483,214,945                  111,604,031      594,818,976


SHORT-TERM MUNICIPAL INVESTMENTS--6.9%

CALIFORNIA-.2%


California Pollution Control Financing Authority, PCR, VRDN
          1.35% (LOC; Morgan Guaranty Trust)                                                             1,400,000        1,400,000


FLORIDA--.4%


Dade County Aviation Revenue, Aviation Facility, VRDN
          1.14% (LOC; Morgan Guaranty Trust )                                                              100,000          100,000


Florida Housing Finance Agency, MFMR, VRDN
        (Town Colony Associates)
        1.20% (LOC; Credit Swiss First Boston)                              1,000,000                      100,000        1,100,000


Florida Housing Finance Corporation, Multi-Family Revenue,
        VRDN (Island Club) 1.15% (Guaranteed; Freddie Mac)                  1,600,000                                     1,600,000


GEORGIA--1.3%


Fulton County Housing Authority, MFHR, VRDN
        (Champions Green Apartments)
        1.15% (LOC; Southtrust Bank)                                        8,540,000                                     8,540,000


INDIANA-.2%


Indiana Hospital Equipment Financing Authority, Revenue
  VRDN 1.20% (Insured; MBIA)                                                                             1,200,000        1,200,000


KANSAS--.4%


Kansas Development Finance Authority, Revenue, VRDN
        (Hays Medical Center) 1.35% (LOC; Firstar Bank of
        Milwaukee, N.A.)                                                    2,700,000                                     2,700,000


KENTUCKY-.2%


CALIFORNIA-.2%


California Pollution Control Financing Authority, PCR, VRDN
          1.35% (LOC; Morgan Guaranty Trust)                                                           1,400,000 d        1,400,000


FLORIDA--.4%


Dade County Aviation Revenue, Aviation Facility, VRDN
          1.14% (LOC; Morgan Guaranty Trust )                                                            100,000 d          100,000


Florida Housing Finance Agency, MFMR, VRDN
        (Town Colony Associates)
        1.20% (LOC; Credit Swiss First Boston)                               1,000,000  d                100,000 d        1,100,000


Florida Housing Finance Corporation, Multi-Family Revenue,
        VRDN (Island Club) 1.15% (Guaranteed; Freddie Mac)                   1,600,000  d                                 1,600,000


GEORGIA--1.3%


Fulton County Housing Authority, MFHR, VRDN
        (Champions Green Apartments)
        1.15% (LOC; Southtrust Bank)                                         8,540,000  d                                 8,540,000


INDIANA-.2%


Indiana Hospital Equipment Financing Authority, Revenue
  VRDN 1.20% (Insured; MBIA)                                                                           1,200,000 d        1,200,000


KANSAS--.4%


Kansas Development Finance Authority, Revenue, VRDN
        (Hays Medical Center) 1.35% (LOC; Firstar Bank of
        Milwaukee, N.A.)                                                     2,700,000  d                                 2,700,000


KENTUCKY-.2%

Kentucky Economic Development Finance Authority,
        HR, VRDN (Health Alliance)
          1.14% (Insured; MBIA)                                                                        1,100,000 d        1,100,000


MASSACHUSETTS--1.5%


State of Massachusetts, VRDN (Central Artery)
        1.35% (SBPA; Landesbank Baden-Wurttemberg)                           6,600,000  d                                 6,600,000


Massachusetts Industrial Finance Agency, Revenue, VRDN
        (Showa Women's Institute, Inc.) 1.45% (LOC: The Bank
        of New York, The Fuji Bank, Trust Company Bank of
        New York)                                                            2,900,000  d                                 2,900,000


MICHIGAN--.2%


Michigan Higher Educational Facilities Authority, Revenue, VRDN
        (Concordia College) 1.35% (LOC; Allied Irish Banks)                  1,000,000  d                                 1,000,000


MISSOURI-.2%


Kansas City Industrial Development Authority, Revenue, VRDN
 (Marion Ewing Kaufman Foundation) 1.30%                                                               1,100,000 d        1,100,000


PENNSYLVANIA--.1%


South Fork Municipal Authority, HR, VRDN (Conemaugh
        Health System) 1.40% (SBPA: Credit Suisse)                             800,000  d                                   800,000


TEXAS--.4%


Angelina & Neches River Authority, Industrial Development
        Corp., Solid Waste Revenue, VRDN (Westvaco-Teec Inc.)
        1.35% (LOC; Wells Fargo Bank)                                        2,200,000  d                                 2,200,000


WASHINGTON--1.4%

Kentucky Economic Development Finance Authority,
        HR, VRDN (Health Alliance)
          1.14% (Insured; MBIA)                                                                          1,100,000        1,100,000


MASSACHUSETTS--1.5%


State of Massachusetts, VRDN (Central Artery)
        1.35% (SBPA; Landesbank Baden-Wurttemberg)                           6,600,000                                    6,600,000


Massachusetts Industrial Finance Agency, Revenue, VRDN
        (Showa Women's Institute, Inc.) 1.45% (LOC: The Bank
        of New York, The Fuji Bank, Trust Company Bank of
        New York)                                                           2,900,000                                     2,900,000


MICHIGAN--.2%


Michigan Higher Educational Facilities Authority, Revenue, VRDN
        (Concordia College) 1.35% (LOC; Allied Irish Banks)                 1,000,000                                     1,000,000


MISSOURI-.2%


Kansas City Industrial Development Authority, Revenue, VRDN
 (Marion Ewing Kaufman Foundation) 1.30%                                                                 1,100,000        1,100,000


PENNSYLVANIA--.1%


South Fork Municipal Authority, HR, VRDN (Conemaugh
        Health System) 1.40% (SBPA: Credit Suisse)                            800,000                                       800,000


TEXAS--.4%


Angelina & Neches River Authority, Industrial Development
        Corp., Solid Waste Revenue, VRDN (Westvaco-Teec Inc.)
        1.35% (LOC; Wells Fargo Bank)                                       2,200,000                                     2,200,000


WASHINGTON--1.4%


Washington Housing Finance Commission,
        Nonprofit Housing Revenue, VRDN:
             (Emerald Heights)
                     1.30% (LOC; U.S. Bank of Washington)                    1,600,000  d              1,300,000 d        2,900,000
             (Rockwood Retirement Program)
                     1.30% (LOC; Wells Fargo Bank)                           5,000,000  d                                 5,000,000
        Nonprofit Revenue Local 82
            (JATC Educational Development Trust Project)
            1.30% (LOC; U.S. Bank N.A.)                                                                1,300,000 d        1,300,000


WISCONSIN--.4%
        Wisconsin Health and Educational Facilities Authority, Revenue, VRDN:
             (Felician Services)
                     1.14% (Insured; AMBAC, SBPA; Bank One)                  1,600,000  d                                 1,600,000
            (Franciscan Health Care) 1.14% (Prerefunded 3/1/2002)            1,105,000  d                                 1,105,000


TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
        (cost $36,645,000 and $7,600,000, respectively)


TOTAL INVESTMENTS--100.0%
        (cost $499,516,532 and $113,359,675, respectively)

Washington Housing Finance Commission,
        Nonprofit Housing Revenue, VRDN:
             (Emerald Heights)
                     1.30% (LOC; U.S. Bank of Washington)                   1,600,000                    1,300,000        2,900,000
             (Rockwood Retirement Program)
                     1.30% (LOC; Wells Fargo Bank)                          5,000,000                                     5,000,000
        Nonprofit Revenue Local 82
            (JATC Educational Development Trust Project)
            1.30% (LOC; U.S. Bank N.A.)                                                                  1,300,000        1,300,000


WISCONSIN--.4%
        Wisconsin Health and Educational Facilities Authority, Revenue, VRDN
             (Felician Services)
                     1.14% (Insured; AMBAC, SBPA; Bank One)                 1,600,000                                     1,600,000
            (Franciscan Health Care) 1.14% (Prerefunded 3/1/2002)           1,105,000                                     1,105,000


TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
        (cost $36,645,000 and $7,600,000, respectively)
                                                                            36,645,000                   7,600,000       44,245,000

TOTAL INVESTMENTS--100.0%
        (cost $499,516,532 and $113,359,675, respectively)                 519,859,945                 119,204,031      639,063,976




Summary of Abbreviations

AMBAC   American Municipal Bond
         Assurance Corporation            MFHR   Multi-Family Housing Revenue
COP     Certificate of Participation      MFMR   Multi-Family Mortgage Revenue
EDR     Economic Development Revenue      PCR    Pollution Control Revenue
FGIC    Financial Guaranty Insurance
         Company                          RAN    Revenue Anticipation Notes
FNMA    Federal National Mortgage
         Association                      RRR    Resource Recovery Revenue
FSA     Financial Security Assurance      SBPA   Standby Bond Purchase Agreement
GNMA    Government National Mortgage
         Association                      SFHR   Single Family Housing Revenue
HR      Hospital Revenue                  SFMR   Single Family Mortgage Revenue
IDR     Industrial Development Revenue    VRDN   Variable Rate Demand Notes
LR      Lease Revenue
LOC     Letter of Credit
MBIA    Municipal Bond Investors
          Assurance Insurance
           Corporation

Summary of Combined Ratings (Unaudited)

                                                         PERCENTAGE OF VALUE
                                                  ------------------------------
                                                      MPAM
                                                    NATIONAL        DREYFUS
                                                  INTERMEDIATE   PREMIER LIMITED
                                       STANDARD    MUNICIPAL     TERM MUNICIPAL
FITCH        or  MOODY'S          or   & POOR'S    BOND FUND          FUND
                                                  ------------------------------

AAA              Aaa                   AAA           58.0%            54.2%
AA               Aa                    AA            21.4             23.2
A                A                     A             10.1             13.9
BBB              Baa                   BBB            3.4              2.3
F-1+ & F-1       MIG1, VMIG1, & P1     SP1 & A1       7.1              6.4
                                                  ------------------------------
                                                    100.0%           100.0%
                                                  ==============================


a   Purchased on a delayed delivery basis.
b Bonds which are prerefunded are collateralized by U.S. government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
c Zero Coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
d Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.

See notes to financial statements.

PRO FORMA STATEMENT OF FINANCIAL FUTURES (UNAUDITED)
FEBRUARY 28, 2002





                                                            MARKET VALUE                           UNREALIZED (DEPRECIATION)
                                NUMBER OF CONTRACTS     COVERED BY CONTRACTS ($)                        AT 2/28/2002 ($)
                           ---------------------------------------------------------------------------------------------------------
                                            DREYFUS                    DREYFUS                                       DREYFUS
                                 MPAM       PREMIER       MPAM         PREMIER                       MPAM            PREMIER
                              NATIONAL      LIMITED     NATIONAL       LIMITED                     NATIONAL          LIMITED
                            INTERMEDIATE     TERM     INTERMEDIATE      TERM                     INTERMEDIATE          TERM
                              MUNICIPAL    MUNICIPAL    MUNICIPAL     MUNICIPAL                    MUNICIPAL         MUNICIPAL
                              BOND FUND      FUND       BOND FUND       FUND       EXPIRATION      BOND FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL FUTURES SHORT

U.S. Treasury Futures            90           30        9,652,500     3,217,500    March 2002      (151,734)         (70,672)





 See notes to financial statements.


PRO FORMA STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
February 28, 2002
                                                                         MPAM               Dreyfus
                                                                 National Intermediate   Premier Limited                Pro Forma
                                                                    Municipal Bond       Term Municipal                  Combined
                                                                         Fund                 Fund       Adjustments     (Note 1)
                                                                 ---------------------   --------------  ------------   ------------

ASSETS:            Investments in securities, at value - See Statement
                        of Investments *                                  $519,859,945    $ 119,204,031                 $639,063,976
                   Interest receivable                                       5,705,191        1,322,883                    7,027,074
                   Receivable for investment securities sold                   515,273                                       515,273
                   Receivable for futures variation margin                                        8,438                        8,438
                   Receivable for shares of Beneficial Interest subscribed                       59,896                       59,896
                   Prepaid expenses and other assets                            12,303               --                       12,303
                                                                       ---------------   --------------  ------------   ------------

                        Total Assets                                       526,091,712      120,595,248                  646,686,960
                                                                       ---------------   --------------  -----------    ------------

LIABILITIES:       Due to The Dreyfus Corporation and affiliates                58,186           87,445                      145,631
                   Due to Administrator                                        106,809               --                      106,809
                   Cash overdraft due to Custodian                           1,142,338          193,926                    1,336,264
                   Payable for investment securities purchased              14,719,149        2,115,856                   16,835,005
                   Accrued expenses and other liabilities                       54,554               --                       54,554
                                                                       ---------------   --------------  -----------   -------------

                        Total Liabilities                                   16,081,036        2,397,227                   18,478,263
                                                                       ---------------   --------------  -----------   -------------

NET ASSETS                                                                $510,010,676      118,198,021                 $628,208,697
                                                                       ===============   ==============  ===========   =============

REPRESENTED BY:    Paid-in capital                                        $487,896,782    $ 112,230,939                 $600,127,721
                   Accumulated net realized gain (loss) on
                      investments                                            1,922,216          193,398                    2,115,614
                   Accumulated net unrealized appreciation
                      (depreciation) on investments [including
                      ($151,734) and ($70,672), respectively,
                       net unrealized (depreciation) on financial
                       futures]                                             20,191,678        5,773,684                   25,965,362
                                                                       ---------------   --------------  -----------   -------------

NET ASSETS                                                                $510,010,676     $118,198,021                 $628,208,697
                                                                       ===============   ==============  ===========   =============

Shares of Beneficial Interest outstanding (unlimited number of shares authorized):
MPAM National Intermediate Municipal Bond Fund- MPAM Class Shares           39,094,359
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Investor Class Shares           11,839
                                                                       ===============


Shares of Beneficial Interest outstanding (unlimited number of $.001 par value shares authorized):
Dreyfus Premier Limited Term Municipal Fund
     Class A Shares                                                                           2,982,670
                                                                                         ==============
     Class B Shares                                                                             744,407
                                                                                         ==============
     Class C Shares                                                                             445,743
                                                                                         ==============
     Class R Shares                                                                           5,239,563
                                                                                         ==============

NET ASSET VALUE per share-Note 3:
MPAM National Intermediate Municipal Bond Fund- MPAM Class Shares
          ($509,856,386 / 39,094,359 shares)                                  $ 13.04
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Investor Class Shares
          ($154,290 / 11,839 shares)                                          $ 13.03
                                                                       ===============

MPAM National Intermediate Municipal Bond Fund- Dreyfus Premier  Shares       $ 13.04 (a)
                                                                       ===============


NET ASSET VALUE per share-Note 3:
Dreyfus Premier Limited Term Municipal Fund
      Class A Shares
          ($37,457,033 / 2,982,670 shares)                                                     $ 12.56
                                                                                         ==============
      Class B Shares
          ($9,343,777 / 744,407 shares)                                                        $ 12.55
                                                                                         ==============
      Class C Shares
          ($5,615,153 / 445,743 shares)                                                        $ 12.60
                                                                                         ==============
      Class R Shares
          ($65,782,058 / 5,239,563 shares)                                                     $ 12.55
                                                                                         ==============

Pro forma Combined- MPAM Class Shares
          ($575,638,444 / 44,137,037 shares)                                                                   $  13.04
                                                                                                          =============

Pro forma Combined- Investor Class Shares
          ($43,226,476 / 3,317,955 shares)                                                                     $  13.03
                                                                                                          =============

Pro forma Combined- Dreyfus Premier Shares
          ($9,343,777 / 716,435 shares)                                                                        $  13.04
                                                                                                          =============

* Investments in securities, at cost                                    $ 499,516,532     $ 113,359,675    $612,876,207
                                                                 =====================   ==============   =============

(a) Proposed new class of shares to be issued at time of Merger. For purposes of pro-forma, MPAM Class price per share is used.


                                                        SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.


PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
FOR THE TWELVE MONTHS ENDED FEBRUARY 28, 2002

                                                        MPAM             DREYFUS
                                                      NATIONAL           PREMIER
                                                    INTERMEDIATE       LIMITED TERM                             PRO FORMA
                                                      MUNICIPAL         MUNICIPAL                                COMBINED
                                                      BOND FUND            FUND            ADJUSTMENTS(a)        (NOTE 1)
                                                    ------------       -------------       --------------       -----------

INVESTMENT INCOME:

INCOME:    Interest Income                          $ 21,914,276        $ 5,077,633                             $26,991,909
                                                    ------------       -------------       --------------       -----------

EXPENSES:  Investment Advisory/Management fee       $  1,635,276        $   530,998        $(159,299)(b)        $ 2,006,975
           Administration fee                            667,921                             151,865 (b)            819,786
           Registration fees                              36,375                               1,537 (b)             37,912
           Custodian fees                                 26,888                               7,434 (b)             34,322
           Legal fees                                     26,070                                                     26,070
           Auditing fees                                  24,237                                                     24,237
           Trustees' fees and expenses                    22,143                                                     22,143
           Prospectus and shareholders' reports           12,310                               2,000 (b)             14,310
           Shareholder servicing costs                        69             23,368           70,686 (b)             94,123
           Distribution  fees                                               117,422          (83,665)(b)             33,757
           Miscellaneous                                  29,393                              21,000 (b)             50,393
                                                    ------------       -------------       ----------            ------------
             TOTAL EXPENSES                            2,480,682            671,788           11,558              3,164,028
                                                    ------------       -------------       ----------            ------------

           Less- reduction in administration
           fee due to undertaking                        (51,062)                --           (3,296)(b)            (54,358)
                                                    -------------      -------------       ----------            ------------

              NET EXPENSES                             2,429,620            671,788            8,262              3,109,670
                                                    -------------      -------------       ----------            ------------

INVESTMENT INCOME-NET                                 19,484,656          4,405,845           (8,262)            23,882,239
                                                    -------------      -------------       ----------            ------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

           Net realized gain (loss) on investments  $  4,855,051        $ 1,143,076                             $ 5,998,127
           Net realized gain (loss) on financial
            futures                                     (190,789)           (12,917)                               (203,706)
                                                     -------------     -------------       ----------           ------------

                NET REALIZED GAIN (LOSS)               4,664,262          1,130,159                -              5,794,421

           Net unrealized appreciation
            (depreciation) on investments                                                                                -
            [including ($151,734) and ($70,672),
              respectively,                                                                                              -
            net unrealized (depreciation) on
              financial futures]                       4,865,999          5,036,778                               9,902,777
                                                    -------------      -------------       ----------           ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS                                           9,530,261          6,166,937                -             15,697,198
                                                    -------------      -------------       ----------           ------------

NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                                    $ 29,014,917       $ 10,572,782        $  (8,262)            39,579,437
                                                    =============      =============       ==========           ============

(a) Merger related expenses are excluded.

(b) Reflects the adjustment of expenses to be commensurate with those of the combined fund.






                                         SEE NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS.

MPAM National Intermediate Municipal Bond Fund
----------------------------------------------
NOTES TO PRO FORMA FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Basis of Combination:

      The Board of Trustees of The Dreyfus/Laurel Tax-Free Municipal Funds, at a meeting held on April 25, 2002, and the Board of Trustees of MPAM Funds Trust, at a meeting held on April 30, 2002, each approved an Agreement and Plan of Reorganization (the "Plan") pursuant to which, subject to approval by the shareholders of Dreyfus Premier Limited Term Municipal Fund (the "Dreyfus Premier Fund"), a series of The Dreyfus/Laurel Tax-Free Municipal Funds, the Dreyfus Premier Fund will transfer all of its assets, subject to its liabilities, to MPAM National Intermediate Municipal Bond Fund (the "MPAM Fund"), a series of MPAM Funds Trust. Shares of the Dreyfus Premier Fund will be exchanged for MPAM shares, Investor shares and Dreyfus Premier shares of the MPAM Fund , as described below, equal in value to the assets less liabilities of the Dreyfus Premier Fund (the "Exchange") in accordance with the Plan. MPAM, Investor and Dreyfus Premier shares of the MPAM Fund then will be distributed to Dreyfus Premier Fund shareholders on a pro rata basis in liquidation of the Dreyfus Premier Fund. Dreyfus Premier shares are a newly created class of the MPAM Fund.

      The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma statement of investments, statement of financial futures and statement of assets and liabilities reflect the financial position of the MPAM Fund and the Dreyfus Premier Fund at February 28, 2002. The unaudited pro forma statement of operations reflects the results of operations of the MPAM Fund and the Dreyfus Premier Fund for the twelve months ended February 28, 2002. These statements have been derived from the books and records of the respective Fund utilized in calculating daily net asset value at the dates indicated above under accounting principles generally accepted in the United States of America. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the MPAM Fund for exchange periods will not be restated. The fiscal year ends are June 30 for the Dreyfus Premier Fund and August 31 for the MPAM Fund.

      The pro forma statements of investments, assets and liabilities and operations should be read in conjunction with the historical financial statements of each Fund included or incorporated by reference in its respective Statement of Additional Information. The pro forma combined financial statements are presented for information only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on February 28, 2002. Following the Exchange, the MPAM Fund will be the accounting survivor.

NOTE 2--Portfolio Valuation:

      Investments in securities are valued each business day by an independent pricing service ("Service") approved by the respective Fund's Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the respective Board.

NOTE 3--Capital Shares:

      The pro forma net asset value per share of the MPAM Fund assumes the issuance of 5,042,678 MPAM shares, 3,306,116 Investor shares and 716,435 Dreyfus Premier shares of beneficial interest of the MPAM Fund in connection with the Exchange. The pro forma number of shares that would be issuable was calculated by dividing the net assets of the Dreyfus Premier Fund at February 28, 2002 by the net asset value per share of MPAM shares and Investor shares at February 28, 2002 of $13.04 and $13.03, respectively. The pro forma combined number of MPAM shares outstanding of 44,137,037 consists of the 5,042,678 Class R shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 39,094,359 MPAM shares outstanding at February 28, 2002. The pro forma combined number of Investor shares outstanding of 3,317,955 consists of the 2,875,083 Class A and 431,033 Class C shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange and the 11,839 Investor shares outstanding at

February 28, 2002. As a new share class of the MPAM Fund, Dreyfus Premier shares were not offered on February 28, 2002 and the net asset value per share at February 28, 2002 was assumed to be $13.04 based on MPAM shares. The pro forma combined number of Dreyfus Premier shares outstanding consists of the 716,435 Class B shares of the Dreyfus Premier Fund being exchanged as a result of the Exchange.

NOTE 4--Pro Forma Operating Expenses:

      The accompanying pro forma financial statements reflect changes in expenses of the MPAM Fund as if the Exchange had taken place on February 28, 2002. Although it is anticipated that there will be an elimination of certain duplicative expenses as a result of the Exchange, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

NOTE 5--Merger Costs:

      Merger costs are estimated at approximately $70,050 and are not included in the pro forma statement of operations since these costs are not recurring. These costs represent the estimated expenses of the MPAM Fund and the Dreyfus Premier Fund carrying out its respective obligations under the Exchange and consist of management's estimate of legal fees, accounting fees, printing costs and mailing charges related to the Exchange.

NOTE 6--Federal Income Taxes:

      Each of the MPAM Fund and the Dreyfus Premier Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). After the Exchange, the MPAM Fund intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Code, and to make distributions of taxable income sufficient to relieve it from all, or substantially all, Federal income taxes.

      The identified cost of investments for each Fund is substantially the same for both financial accounting and Federal income tax purposes. The tax cost of investments will remain unchanged for the combined MPAM Fund.